                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) of the
                        Securities Exchange Act of 1934

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [ ]
    Check the appropriate box:

    [X] Preliminary Proxy Statement                       [ ] Confidential, for Use of the Commission
                                                          Only (as permitted by Rule 14a-6(e)(2))

    [ ] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                                LIFEPOINT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                LIFEPOINT, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

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

                                LIFEPOINT, INC.
                            1205 SOUTH DUPONT STREET
                               ONTARIO, CA 91761

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
LifePoint, Inc.

     The Annual Meeting of Stockholders of LifePoint, Inc. (the "Company") will be held at the Ontario Airport Hilton located at 700 North Haven Avenue, Ontario, California 91764, on Friday, August 25, 2000, at 2:00 p.m., Pacific Daylight Time (the "Annual Meeting"), for the following purposes:

     1. To approve an Amendment to the Company's Restated Certificate of Incorporation

        (a) to classify the directors into three classes to serve initially as follows: Class A -- to serve until the Annual Meeting of Stockholders in 2001; Class B -- to serve until the Annual Meeting of Stockholders in 2002; and Class C -- to serve until the Annual Meeting of Stockholders in 2003; and to provide that thereafter each class of directors shall serve for a three-year term; and

        (b) to provide that the number of directors shall not be less than three nor more than nine.

     2. In the event of the approval of the Amendment to the Company's Restated Certificate of Incorporation referred to in Proposal 1, to elect one Class A director for a term of one year, two Class B directors for a term of two years and two Class C directors for a term of three years, each to serve in his or her class until his or her successor is duly elected and qualifies, or, in the event of the disapproval of said Amendment, to elect five directors for a one-year term, each to serve until the Annual Meeting of Stockholders in 2001 and until his or her successor is duly elected and qualifies.

     3. To ratify the appointment of Ernst & Young LLP as independent accountants of the Company for the fiscal year ending March 31, 2001.

     4. To approve an Amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of the Common Stock, $.001 par value, from 50,000,000 shares to 75,000,000 shares.

     5. To adopt and approve the LifePoint, Inc. 2000 Stock Option Plan.

     6. To transact such other business as may come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on Wednesday, July 19, 2000, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

                                          By Order of the Board of Directors

                                          [Robert W. Berend signature]

                                          Robert W. Berend
                                          Secretary

July 26, 2000

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. THE PROXY MAY BE REVOKED IN WRITING PRIOR TO THE MEETING OR, IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                                LIFEPOINT, INC.
                            1205 SOUTH DUPONT STREET
                               ONTARIO, CA 91761

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 25, 2000

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of LifePoint, Inc. (the "Company") of proxies to be voted at the Company's Annual Meeting of Stockholders (the "Meeting") to be held on Friday, August 25, 2000, or at any adjournment thereof. The purposes for which the Meeting is to be held are set forth in the preceding Notice of Annual Meeting. This Proxy Statement and the enclosed form of proxy are first being mailed on or about Wednesday, July 26, 2000, to holders of record of the Company's Common Stock, par value $.001 per share (the "Common Stock"), as of the close of business on Wednesday, July 19, 2000 (the "Record Date"), which has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting.

                               VOTING SECURITIES

     On the Record Date,           shares of the Common Stock, which is the only
class entitled to vote at the Meeting, were issued, outstanding and entitled to vote. Each stockholder of record is entitled to cast, in person or by proxy, one vote for each share of the Common Stock held by such stockholder as of the close of business on the Record Date. A plurality of the votes cast at the Meeting shall be necessary to elect each of the five directors (i.e., Proposal Two). The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting shall be necessary (1) to approve the selection of the independent auditors (i.e., Proposal Three) and
(2) to adopt and approve the LifePoint, Inc. 2000 Stock Option Plan (the "2000 Option Plan") relating to 2,000,000 shares of the Common Stock (i.e., Proposal
Five). The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock shall be necessary to authorize the two Amendments to the Company's Restated Certificate of Incorporation: (1)(a) to classify the directors into three classes and (b) to fix the number of directors (i.e., Proposal One) and (2) to increase the number of authorized shares of the Common Stock from 50,000,000 to 75,000,000 shares (i.e., Proposal Four). If either or both of Proposals One and Four are adopted, the Board of Directors intends to integrate the Restated Certificate of Incorporation, as currently in effect, and the proposed Amendment or Amendments which is or are adopted into a single instrument, as well as to eliminate all references therein to the Company's Series A 10% Cumulative Convertible Preferred Stock, $.001 per value (the "Series A Preferred Stock"), the last outstanding shares of which were redeemed on March 24, 2000, all as permitted by Section 245 of the General Corporation Law of the State of Delaware (the "GCL"). Accordingly, a vote by a stockholder in favor of Proposal One and/or Proposal Four shall also be deemed to be a vote to restate the Restated Certificate of Incorporation.

     A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. Abstensions and broker non-votes are treated for the purpose of determining a quorum at the Meeting and are not treated as a vote for or against a proposal, except for Proposals One and Four, each of which requires the affirmative vote of a majority of all of the outstanding shares of the Common Stock.

     Proxies will be voted as indicated in this Proxy Statement and the enclosed proxy. Shares presented by properly executed proxies, if received in time, will be voted in accordance with any specifications made therein. A proxy may be revoked by delivering a written notice of revocation to the Company (Attention:
Robert W. Berend, Secretary) at its principal executive office or in person at the Meeting, or by a subsequently dated proxy, at any time prior to the voting thereof. The principal executive office of the Company is located at the address in the heading to this Proxy Statement.

     Rules 576 and 577 of the American Stock Exchange LLC (the "AMEX"), on which Exchange the Common Stock has been traded since April 19, 2000, permit a member firm to vote for the election of the directors and/or for the proposal to ratify the selection of independent auditors if the member firm holds the shares of the Common Stock for a beneficial owner and receives no instructions to the contrary by the tenth day before the Meeting, provided that the beneficial owner has received the proxy material at least 15 days before the Meeting. However, under the Rules the beneficial owner must give specific instructions to the member firm for it to vote the stockholder's shares on the proposals (1)(a) to classify the directors into three classes and (b) to fix the number of directors, (2) to approve an increase in the authorized number of shares and (3) to adopt and approve the 2000 Option Plan.

     Rules 451 and 452 of the New York Stock Exchange, Inc. (the "NYSE") permit a member firm to vote for the election of the directors and/or for the proposal to ratify the selection of independent auditors if the member firm holds the shares of the Common Stock for a beneficial owner and receives no instructions to the contrary by the tenth day before the Meeting. However, under the Rules the beneficial owner must give specific instructions to the member firm for it to vote the stockholder's shares on the proposals (1)(a) classify the directors into three classes and (b) to fix the number of directors, (2) to approve an increase in the authorized number of shares of the Common Stock and (3) to adopt and approve the 2000 Option Plan. In the event of a conflict between the AMEX and the NYSE Rules in their application to the Company, the AMEX Rules will govern the member firm.

     The Company, accordingly, urges each beneficial owner to instruct the member firm which holds of record the stockholder's shares of the Common Stock to vote in favor of the five proposals submitted to the stockholders for a vote.

     A stockholder shall have no right to receive payment for his, her or its shares as a result of stockholders' approval of any proposal in the Notice of Annual Meeting.

     Each of the persons who has served as a director or as an executive officer of the Company since April 1, 1999 (i.e., the beginning of the last fiscal year of the Company) and each of the persons nominated for election as a director at the Meeting, all of which nominees are currently serving as directors, has no substantial interest, direct or indirect, by security holdings or otherwise, in any of the proposals submitted to a vote at the Meeting (as described in the sixth preceding paragraph), other than, if he or she is a nominee for election as a director, in the election of directors (i.e., Proposal Two) and Proposal One relating to the classification and number of directors and except that he or she, if still a director or executive officer of the Company, could be an optionee under the 2000 Option Plan as discussed under the caption "Proposal
Five: Adopt and Approve the 2000 Option Plan" if the same is adopted by the stockholders at the Meeting or the recipient of some of the additional shares should the increased number of authorized shares of the Common Stock be authorized and thereafter used for a stock incentive or benefit plan as described in the section "Possible Uses of Additional Authorized Shares" under the caption "Proposal Four: Authority to Increase Authorized Shares."

     PROPOSAL ONE: AUTHORITY TO CLASSIFY BOARD AND FIX NUMBER OF DIRECTORS

CLASSIFIED BOARD

     Section 141(b) of the GCL provides that a director shall hold office until such director's successor is elected and qualified or until such director's earlier resignation or removal. Pursuant to Section 211(b) of the GCL, directors are generally elected annually at the annual meeting of stockholders. Consistent with these statutory provisions and the provisions of Article II, Section 2 of its By-Laws, the Company has, during the past two years, elected the directors at the Annual Meetings of Stockholders, although the Board had filled vacancies between the Annual Meeting in 1999 and this Meeting and between the Annual Meeting in 1994 and the Annual Meeting in 1998.

     Section 141(d) of the GCL permits a classified or staggered board with as many as three classes, with the longest term of office to be three years and with no requirement that the classes be equal in number or that there be a particular number of directors in each class.

     The Board, at its meeting on June 16, 2000, adopted, subject to stockholders' approval, a new paragraph 4 to Article SEVENTH of the Company's Restated Certificate of Incorporation which provides that the Company's directors will be divided into three classes as nearly equal in number as is reasonably possible, with the term of office of the directors of the first class expiring at the Annual Meeting of Stockholders in 2001, the term of office of the directors of the second class expiring at the Annual Meeting of Stockholders in 2002 and the term of office of the third class expiring at the Annual Meeting of Stockholders in 2003. The new paragraph further provides that (1) at future elections, directors chosen to succeed those whose terms then expire shall be elected for a term of office expiring at the third Annual Meeting of Stockholders after their election; (2) when the number of directors is increased by resolution of the Board of Directors and the resultant vacancies are filled by the Board, such additional directors shall serve only until the next Annual Meeting of Stockholders, at which time they are subject to election and classification by the stockholders; and (3) any director elected by the Board to fill a vacancy, which occurs as a result of the death, resignation or removal of another director, will hold office until the Annual Meeting of Stockholders at which the director who died, resigned or was removed would have been required, in the regular order of business, to stand for re-election, even though such term may thereby extend beyond the next Annual Meeting. Each director who is elected as provided in this proposed new paragraph 4 of Article SEVENTH will serve until his or her successor is duly elected and qualifies. The text of the proposed paragraph 4 of Article SEVENTH is set forth in Appendix A to this Proxy Statement and is incorporated herein by this reference. On June 16, 2000, the Board approved an amendment to Article II, Section 2 of the Company's By-Laws to make the provision consistent with the proposed Amendment to the Restated Certificate of Incorporation, which amendment to the By-Laws would become effective only if Proposal One is adopted by stockholders at the Meeting. A copy of Article II, Section 2 of the By-Laws as currently in effect and as amended is included in Appendix A and is incorporated herein by this reference.

     Section 141(k)(1) of the GCL provides that, if the certificate of incorporation provides for a classified board, stockholders may remove a director only for cause.

     Inasmuch as classification and staggering of the terms of office of the directors will result in only one class of directors standing for election by the stockholders each year, at least two successive annual elections will ordinarily be required to replace a majority of the directors in order to effect a change in management. The Board of Directors urges approval of the foregoing proposal because the division of the directors into three classes will assure continuity and stability in the management of the Company, as approximately two-thirds of the directors (when the total number reaches nine) at any time will have had prior experience on the Board. The proposed Amendment, if approved, will provide outsiders who seek to take control with the opportunity to learn the business of the Company first hand over a reasonable period of time, rather then permitting them to take control immediately and possibly adversely affecting the Company through inexperience. In addition, the stockholders would be afforded the opportunity to re-evaluate the abilities and performance of the incumbent directors before determining whether replacing them is in the Company's and the stockholders' best interests. At a time when the Company is about to initiate its first marketing effort in the law enforcement and other non-medical markets and to submit its first product to the Food and Drug Administration (the "FDA") for approval to enter the medical market in the United States, continuity of management is, in the opinion of the Board, especially in the best interests of the Company and its stockholders. However, the directors recognize that they have a personal interest in the adoption of Proposal One.

     The proposed classification of directors would, in the opinion of the Board of Directors, also better enable the Board to protect the interest of the remaining stockholders of the Company in the event that any entity should obtain, through a takeover bid or otherwise, a substantial amount of the Company's capital stock in order to merge subsequently the Company with such entity (or an affiliate thereof) by providing continuing Board representation for the views and interests of the remaining stockholders. In the past 25 years a number of companies have been subject to takeover attempts. These attempts typically have involved efforts to acquire stock interests in the target company, often by a tender offer, followed in some cases by a merger or other transaction to absorb the target company into the entity (or an affiliate of the entity) which acquired the stock interests. The takeover procedures, and the speed with which they are completed, may limit the ability of the management of the target company to evaluate the terms offered and to advise the stockholders adequately of such evaluation. The takeover attempt often proceeds without advance consultation with the management of the target company, thus avoiding negotiation as to the terms to be offered, as well as the mutual investigation into compatibility of the businesses to be combined, which would normally precede the consummation of a negotiated acquisition. It should be noted, however, that the proposed classification of directors may frustrate a takeover attempt which a majority of the then stockholders believe to be in the best interests of the Company.

     Management is not aware of any existing or threatened effort to take over control of the Company.

     As indicated under "Proposal Two: Election of Directors -- Nominees for Election as Directors," the Board is currently only nominating five directors, but hopes, during the period prior to the next Annual Meeting of Stockholders in 2001, to add up to four more. There can be no assurance that the Board will succeed in achieving this objective, whether in the time frame contemplated or at all; however, as the Company moves closer to the end of its development stage and the obtaining of its first revenues, the Board believes that more persons will be agreeable to serve as directors of the Company. If Proposal One is adopted and only five directors are elected as proposed, one will serve for one year as a Class A Director, two will serve for two years as Class B Directors and two will serve for three years as Class C Directors. Each will serve within his or her Class until his or her successor is duly elected and qualifies.

FIX NUMBER OF DIRECTORS

     Currently, paragraph 1 of Article SEVENTH of the Company's Restated Certificate of Incorporation provides that "the number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws." Article II, Section 2 of the Company's By-Laws currently provides that the number of directors shall be four; however, by vote of a majority of the entire Board of Directors or by an amendment of the By-Laws, the number thereof may be increased or decreased.

     The Board of Directors recommends that Article SEVENTH be amended to provide that the Board of Directors shall consist of not less than three nor more than nine directors, as shall be determined by resolution of the Board of Directors. On June 16, 2000, the Board approved this Amendment and repeal of the contradictory provision of the By-Laws, subject to obtaining stockholders' approval of the Amendment. The text of paragraph 1 of Article SEVENTH as currently in effect and as proposed to be amended is set forth in Appendix A to this Proxy Statement and is incorporated herein by this reference. As indicated in the preceding section "Classified Board" under this caption "Proposal One:
Authority to Classify Board and Fix Number of Directors," a copy of Article II,
Section 2 of the By-Laws as currently in effect and as amended, subject to the adoption of Proposal One, is also included in Appendix A and is incorporated herein by this reference.

     The Company currently has five directors and is seeking others, not to exceed four. See "Proposal Two: Election of Directors -- Nominees for Election as Directors." As previously indicated in the section "Classified Board" under this caption "Proposal One: Authority to Classify Board and Fix Number of Directors," there can be no assurance that the Board will achieve this objective.

     The Board makes this recommendation to amend paragraph 1 of Article SEVENTH of the Company's Restated Certificate of Incorporation as a corollary to its proposal to classify the Board as discussed in the preceding section "Classified Board" under this caption "Proposal One: Authority to Classify Board and Fix Number of Directors." Otherwise, absent this Amendment to the Restated Certificate of Incorporation, one or more stockholders could vote a majority of the outstanding shares of the Common Stock to amend the By-Laws to increase the number of directors by adding an unlimited number of directors and, thus, destroy the purpose and intent of a classified board of directors.

     The two Amendments, i.e., to classify the Board and to fix number of directors, are presented as one proposal, rather than as two separate proposals, because they are interrelated. The Board believes that, unless the classified board Amendment is approved by stockholders at the Meeting, there is no necessity to adopt the Amendment to fix the number of directors, which is being proposed only for the reason set forth in the preceding paragraph.

RECOMMENDATION

     FOR THE REASONS DESCRIBED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL ONE TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION TO CLASSIFY THE BOARD AND TO FIX THE NUMBER OF DIRECTORS.

                      PROPOSAL TWO: ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

     If Proposal One to amend the Restated Certificate of Incorporation of the Company (1) to provide for the election of directors by classes and (2) to fix the number of directors at not less than three nor more than nine is approved by the stockholders, five directors will be elected at the Meeting, one of whom will hold office for one year and until his or her successor is duly elected and qualifies (Class A Director); two of whom will hold office each for two years and until his or her successor is duly elected and qualifies (Class B Directors); and two of whom will hold office each for three years and until his or her successor is duly elected and qualifies (Class C Directors). The Board's nominees and the Classes in which each nominee will serve, if elected, is set forth in the table below.

     If the proposed Amendment classifying the Board of Directors into three classes is not adopted, there will be nominated for election as directors the five persons named in the table below who have been nominated by the Board of Directors, each to serve for a one-year term until the next Annual Meeting of Stockholders in 2001 and until his or her successor is duly elected and qualifies.

     The Board intends to seek additional directors after this Meeting and, if appropriate candidates are determined after screening by the Company's Nominating Committee (see the section "Committees and Board Meetings" under this caption "Proposal Two: Election of Directors"), to increase the number of authorized directors and to elect such candidate or candidates as permitted by the Restated Certificate of Incorporation or the By-Laws of the Company. If Proposal One is adopted by stockholders at the Meeting, not more than four directors may be so elected and each, whenever elected by the Board, will serve only until the next Annual Meeting of Stockholders at which time he or she must be designated to a Class and elected as such by the stockholders for him or her to continue in office as a director. If Proposal One is not adopted, there will be no limit on the number of additional directors who may be elected and each, whenever elected by the Board, will serve until the next Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies. There can be no assurance that additional directors will be added, whether in the period September 2000 to August 2001 or thereafter.

     Proxies received in response to this solicitation, unless specified otherwise, will be voted in favor of the five nominees named below, all of whom are currently serving as directors of the Company, although Charles J. Casamento and Stanley Yakatan were first elected by the Board of Directors on June 16, 2000. If a nominee should not be available for election as contemplated, the management proxy holders will vote for such lesser number of directors as are available to serve or will vote for a substitute designated by the current Board of Directors. In no event will proxies be voted for more than five nominees.

     The following table sets forth certain information, as of the Record Date, concerning the Board's nominees for election as directors of the Company. The information as to age has been furnished to the Company by the individual named. For information as to the shares of the Common Stock beneficially owned by each nominee, see the table under the caption "Security Ownership of Certain Beneficial Holders and Management" elsewhere in this Proxy Statement.

                                           YEAR
                                          FIRST                                                  TERM
                                         ELECTED        POSITION AND OFFICES                      TO
        NAME OF NOMINEE           AGE    DIRECTOR         WITH THE COMPANY          CLASS(1)   EXPIRE(2)
        ---------------           ---    --------       --------------------        --------   ---------
Peter S. Gold...................  75       1997     Director                        A          2001
Paul Sandler....................  60       1997     Director                        B          2002
Stanley Yakatan.................  63       2000     Director                        B          2002
Charles J. Casamento............  55       2000     Director                        C          2003
Linda H. Masterson..............  49       1996     Chairman of the Board,          C          2003
                                                    President, Chief Executive
                                                    Officer and a Director

---------------
(1) This class designation will be applicable only if Proposal One to classify the Board of Directors is approved by stockholders at the Meeting.

(2) This term assumes Proposal One is approved at the Meeting; if not, the term of all directors will expire in 2001 and when his or her successor is duly elected and qualifies.

FAMILY RELATIONSHIPS OF NOMINEES AND EXECUTIVE OFFICERS

     There are no family relationships among the nominees for election as directors and the executive officers of the Company.

BUSINESS HISTORY OF NOMINEES

     Linda H. Masterson has over 25 years' experience in marketing, sales and business development, and substantial experience as a senior manager, in the medical diagnostics, healthcare and biotechnology fields. She was elected a director of Substance Abuse Technologies, Inc. ("SAT"), the then parent of the Company, on September 26, 1995. Effective May 13, 1996, she became the President and the Chief Operating Officer of SAT. On May 31, 1996, she was elected a director of the Company and, on July 31, 1996, the President and the Chief Operating Officer of the Company. Effective November 19, 1996, she relinquished her duties as the Chief Operating Officer of SAT in order to devote more time to supervising the development program of the Company and the operations of the then Alcohol Products and BioTox Divisions of SAT. On May 23, 1997, she resigned as the President of SAT in order to become the Chief Executive Officer of the Company (formally designated as such on May 26, 1997). On November 4, 1997, she resigned as a director of SAT, thereby terminating her last position with the former parent of the Company. On June 16, 2000, she was elected as Chairman of the Board of the Company. Until May 13, 1996 when she became an employee of SAT, she was employed as the Executive Vice President of Cholestech, Inc., a start-up diagnostic company, for which she developed and restructured that company's business strategy. In November 1993, Ms. Masterson founded Masterson & Associates, a company of which she was the President and owner until she joined Cholestech, Inc. in May 1994, which was engaged in the business of providing advice to start-up companies, including the preparation of technology and market assessments and the preparation of strategic and five-year business plans for biotech, medical device, pharmaceutical and software applications companies. From April 1992 to November 1993, Ms. Masterson was employed as the Vice President of Marketing and Sales of BioStar, Inc., a start-up biotech company focused on the commercialization of a new detection technology applicable to both immunoassay and hybridization based systems. From 1989 to 1992, she was employed as the Senior Vice President of Marketing, Sales and Business Development by Gen-Probe, Inc., a specialized genetic probe biotechnology company focused on infectious diseases, cancer and therapeutics. Prior to 1989, Ms. Masterson was employed for 12 years in various domestic and international marketing and sales positions at Johnson & Johnson, Inc., Baxter International Inc. and Warner-Lambert Company. Ms. Masterson has a B.S. in Medical Technology from the University of Rhode Island and an M.S. in Microbiology/Biochemistry from the University of Maryland and attended the Executive Advanced Management Program at the Wharton School of Business at the University of Pennsylvania.

     Peter S. Gold was elected as a director of the Company on December 5, 1997. He retired in 1990 as the Chairman and the Chief Executive Officer of Price Pfister, Inc., the largest manufacturer of faucets in the world. Mr. Gold did a leveraged buyout and purchased such company in 1983; he subsequently took the company public in 1987; and sold the company in 1988. Price Pfister is now owned by Black & Decker Corp. Mr. Gold is a Director Emeritus of The Home Depot, Inc. and has major investments in commercial real estate in various parts of the United States. Mr. Gold is the Chairman of the Board of Trustees of Pitzer College (Claremont College), Claremont, California, and a member of the Board of Trustees of the City of Hope. Mr. Gold received a Doctor of Humane Letters from Pitzer College, Claremont, California, and received a law degree at Southwestern University, Los Angeles, California.

     Paul Sandler was elected as a director of the Company on December 5, 1997. He is a Board Certified pediatric nephrologist at the Arizona Kidney Disease & Hypertension Center in Phoenix, Arizona. Additionally, Dr. Sandler is the Medical Director at Walter Boswell Memorial Hospital, the Phoenix Artificial Kidney Center, and South Phoenix Dialysis Center, the South Mountain Dialysis Services, and Phoenix Memorial Hospital PPG. Dr. Sandler was a fellow at Albert Einstein College of Medicine in New York City, and received his post-graduate training at Kings County Hospital, New York City. Dr. Sandler received his M.D. at the State University of New York and his B.A. from Emory University.

     Charles J. Casamento was elected as a director of the Company on June 16, 2000. Mr. Casamento has extensive experience in marketing, business development and executive management in pharmaceutical, biotechnology and medical products companies. From November 1999 to date, he has been serving as the Chairman, President and Chief Executive Officer of Questcor Pharmaceuticals, Inc. ("Questcor"), a specialty pharmaceutical company focusing on serving the acute care and critical care hospital markets. From June 1993 to November 1999, he served as the Chairman, President and Chief Executive Officer of RiboGene, Inc., a therapeutics company which merged with another company to form Questcor in November 1999. From March 1989 to May 1993, he served as the President and Chief Executive Officer of Interneuron Pharmaceuticals, a biopharmaceutical company of which he was a co-founder. From December 1970 to March 1989, he held management positions with Genzyme Corporation, Sandoz, Inc., Hoffman-La Roche, Inc., Johnson & Johnson, Inc. and American Hospital Supply Corporation, all in the pharmaceutical area of their businesses. Mr. Casamento received his B.S. in Pharmacy from Fordham University and his M.B.A. from Iona College and is a licensed pharmacist.

     Stanley Yakatan was elected as a director of the Company on June 16, 2000. During the past ten years, he has dedicated his career to helping establish new companies in conjunction with venture capital firms throughout the world on a project assignment basis, particularly in medical device, biotechnology, biopharmaceutical and hi-technology companies. Mr. Yakatan also has extensive experience in sales, marketing and business development and as a senior manager in a variety of diagnostic, biotechnology and pharmaceutical companies. From May 1999 to date, he has been serving as the Chairman, President and Chief Executive Officer of Katan Associates which furnishes advisory services to its clients on strategic planning, marketing, business development and other matters and assists its clients in obtaining financing. Since July 1994, he has served as a consultant to Medical Science Partners, an international healthcare venture fund, and a member of the investment committee of BioCapital, also a healthcare venture fund. From May 1996 to May 1999, he served as the Chairman, President and Chief Executive Officer of Quantum Biotechnologies, which develops products to the research products molecular biology market. From September 1994 to December 1995, he served as the President and Chief Executive Officer of CryoSurge, a medical device development stage company. From July 1969 to July 1994, he advanced from a sales representative to managerial positions to executive officerships with Sandoz, Inc., New England Nuclear, E.I. Dupont de Nemours & Co., ICN Pharmaceuticals Inc., New Brunswick Scientific, Inc., Unisyn Technologies, Inc., Proteine Performance and Cystar, Inc. Mr. Yakatan received his M.B.A. from the Wharton School of Business of the University of Pennsylvania.

DIRECTORSHIPS ON OTHER PUBLIC COMPANIES

     Charles J. Casamento, in addition to serving as a director of Questcor Pharmaceuticals, Inc., for which public company (its Common Stock is traded on the AMEX) he also serves as its Chairman, President and

Chief Executive Officer, serves as a director of Cortex Pharmaceuticals, Inc., the Common Stock of which is traded in the over-the-counter market.

     Peter S. Gold currently serves as a director of Arden Realty, Inc., the Common Stock of which is traded on the NYSE.

     Stanley Yakatan currently serves as a director of BTX-Genetronics GEB, the Common Stock of which is traded on the Vancouver Stock Exchange.

     Linda H. Masterson and Paul Sandler do not currently serve on any board other than the Company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the reporting requirement of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.

COMMITTEES AND BOARD MEETINGS

     The Board has three standing committees: Audit, Compensation and Nominating, the first two of which were created on December 5, 1997 after the Company obtained its independence from SAT on October 29, 1997 and the third of which was created on February 26, 1999.

     Peter S. Gold has served since December 5, 1997, and Charles J. Casamento and Stanley Yakatan have served since June 16, 2000, on the Audit Committee, with Mr. Gold serving as the Chairperson. Paul Sandler served on the Audit Committee from December 5, 1997 to June 16, 2000. All of such persons are "independent" as such term is defined in Section 121(A) of the AMEX's listing standards. The Audit Committee recommends annually to the stockholders the independent auditors to be retained by the Company, reviews the scope and procedures to be followed in the conduct of audits by the independent auditors and, when employed, the internal auditors of the Company and reviews various reports and recommendations with respect to internal controls and any significant changes in accounting.

     During the fiscal year ending March 31, 2001, ("fiscal 2001"), the Audit Committee intends to initiate reviews of quarterly reports with the independent auditors and to implement the other requirements adopted for audit committees by the Securities and Exchange Commission (the "Commission") and the National Association of Securities Dealers, Inc. (the "NASD") on behalf of the AMEX.

     The Board of Directors hereby certifies that, on June 16, 2000, the directors adopted a Charter for the Audit Committee, superseding the resolutions of authorization originally adopted by the then Board on December 5, 1997. A copy of the Audit Committee Charter is annexed hereto as Appendix B and is incorporated herein by this reference.

     Messrs. Gold and Sandler have served since December 5, 1997, and Mr. Casamento has served since June 16, 2000, on the Compensation Committee, with Dr. Sandler serving as the Chairperson. The Compensation Committee approves the remuneration of key officers of the Company and, if incorporated or acquired, its subsidiaries, reviews and recommends to the Board of Directors changes in the Company's stock benefit and executive, managerial or employee compensatory and benefit plans or programs and administers stock option and, when adopted, restricted stock or similar plans of the Company.

     Linda H. Masterson has been serving since February 26, 1999, and Messrs. Casamento and Yakatan have served since June 16, 2000, on the Nominating Committee, with Mr. Casamento replacing Mr. Gold, who had served from February 26, 1999 to June 16, 2000, as the Chairperson. Jonathan J. Pallin, who resigned as a director of the Company on March 3, 2000, previously served as the third member of the Nominating Committee. The Nominating Committee will recommend to the Board, among, other matters, nominees for election or re-election as directors of the Corporation, including screening any nomination received from a stockholder, director or officer of the Corporation, criteria relating to tenure and retention of directors, changes in directors' compensation, appointments to committees and procedures as to management succession.

     If a stockholder has a recommendation as to a nominee for election as a director, such stockholder should make his, her or its recommendation in writing addressed to Charles J. Casamento, as the Chairperson of the Nominating Committee, at the Company's address shown in the heading to this Proxy Statement, giving the business history and other relevant biographical information as to the proposed nominee and the reasons for suggesting such person as a director of the Company. The Nominating Committee will then promptly review the recommendation and advise the stockholder of its conclusion and, if a rejection, the reasons therefor.

     During the fiscal year ended March 31, 2000 ("fiscal 2000"), there were 12 meetings of the Board. Each of the incumbent directors participated in all meetings of the Board and the Committees on which he or she served. During fiscal 2000, the Board also acted twice by unanimous consent. The Audit Committee held one meeting and acted on unanimous consent on one occasion, and the Compensation Committee held four meetings and acted on unanimous consent on three occasions during fiscal 2000. The Audit Committee intends to meet on the date of this Meeting with representatives of Ernst & Young LLP, the independent auditors for the Company, to review the auditors' comments derived as a result of their audit of the Company's financial statements for fiscal 2000. Commencing with the financial statements for fiscal 2001, the Audit Committee will meet with the independent auditors prior to the filing of the Company's Annual Report on Form 10-K so the Committee may report thereon in the proxy material for the next Annual Meeting of Stockholders as required by the new Commission/NASD rules. The Nominating Committee held one meeting in fiscal 2000.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

     The following table contains certain information relating to the directors and executive officers of the Company as of the Record Date:

                   NAME                     AGE                    POSITION
                   ----                     ---                    --------
Linda H. Masterson........................  49    Chairman of the Board, President, Chief
                                                  Executive Officer and a Director
Thomas J. Foley...........................  60    Senior Vice President, Research and
                                                  Development
Lawrence A. Reynolds......................  51    Vice President, Marketing and Sales
Jeffrey G. Uding..........................  45    Vice President, Operations
Michele A. Clark..........................  47    Controller and Chief Accounting Officer
Charles J. Casamento......................  55    Director
Peter S. Gold.............................  75    Director
Paul Sandler..............................  60    Director
Stanley Yakatan...........................  63    Director

     Each director is currently elected to serve until the next Annual Meeting of Stockholders or until his or her successor is elected and shall have qualified. If Proposal One to classify the Board is adopted by the stockholders at the Meeting, then a director's term of office will change. See "Proposal One:
Authority to Classify Board and Fix Number of Directors - Classified Board" and "Proposal Two: Election of Directors - Nominees for Election as Directors" for information as to the new terms of office in such event. Linda H. Masterson, Peter S. Gold and Paul Sandler who are named as directors in the table were initially elected by the then Board to fill a vacancy (Ms. Masterson on May 31, 1996 and Messrs. Gold and Sandler on December 5, 1997) and were re-elected by the stockholders at the last two Annual Meetings of Stockholders on August 13, 1998 and August 20, 1999. Jonathan J. Pallin, who was initially elected as a director by the then Board on October 31, 1997 and was re-elected at the 1998 and 1999 Annual Meetings, resigned as a director on March 3, 2000 in order to pursue other interests. Charles J. Casamento and Stanley Yakatan were elected by the Board as directors on June 16, 2000. Ms. Masterson and Messrs. Casamento, Gold, Sandler and Yakatan are the Board's nominees for re-election as directors at the Meeting. See "Proposal Two: Election of Directors-Nominees for Election as Director." Each officer of the Company is elected by the Board of Directors to serve at the discretion of the Board.

BUSINESS HISTORY

     For information as to the business histories of Ms. Masterson and Messrs. Casamento, Gold, Sandler and Yakatan, see the section "Business History of Nominees" under the caption "Proposal Two: Election of Directors."

     Thomas J. Foley has over 25 years' experience in the medical diagnostic industry. He was elected as Vice President, Research and Development of the Company effective March 9, 1998 and his title was changed to Senior Vice President, Research and Development on March 12, 1999. From November 1997 to March 1998, he was a consultant to various companies. From November 1994 to November 1997, he served as the Executive Vice President of Business and Product Development at HiChem/Elan Diagnostics ("HiChem"), where he managed research and development, regulatory affairs (including FDA submissions), strategic and business planning, technology assessment for acquisitions and manufacturing operations. Prior to joining HiChem in November 1994, Dr. Foley was the Vice President of Research and Development at Hycor Biomedical, Inc. ("Hycor"), where he was responsible for research and development of all products, including drugs of abuse products, over an eight-year period from May 1986 to November 1994. Prior to Hycor, Dr. Foley was the Vice President of Research and Development at Gilford Instruments from 1983 to 1986 and Worthington Diagnostics from 1981 to 1983. Prior to Worthington Diagnostics, Dr. Foley worked at Beckman Instruments, Inc. ("Beckman") and was the reagents product development manager for the Astra, one of Beckman's most successful product lines. Dr. Foley has a Ph.D. in Biochemistry from Trinity College, Dublin.

     Lawrence A. Reynolds has more than 20 years of marketing and sales experience in senior management positions in the biomedical field. He became an employee of the Company on January 17, 2000 and was elected as its Vice President, Marketing and Sales on January 21, 2000. He served as Vice President, New Business Development and Strategic Planning for Microgenics Corporation, a manufacturer of point of care diagnostic products, from January to June in 1999 until its divestiture to Sybron Corporation. From February 1997 to December 1998, he served as Vice President, International Marketing of Abaxis, Inc., a manufacturer of point of care diagnostic products. From April 1996 to February 1997, he served as managing principal of Lar Business Consulting which provided consulting services to point of care diagnostic and biomedical client companies. From 1977 to 1996, he held various managerial positions first with Syva Company ("Syva") and, after Syva's acquisition in 1995, its acquiror Behring Diagnostic, Inc. Syva is one of the leading providers of devices which test for drugs of abuse using urine as the specimen. Mr. Reynolds holds a B.S. in Chemistry and Mathematics from Haughton College and an M.S. in Laboratory Business Administration from Georgia State University.

     Jeffrey G. Uding has more than 20 years of managerial experience in manufacturing and other aspects of operations. He became an employee of the Company and was elected as its Vice President, Operations on February 14, 2000. Prior thereto and since March 1995, he served as Director of OEM Products of Ansys Diagnostics Inc., a manufacturer of diagnostic devices. From March 1994 to March 1995, he served as Operations Manager of Pacesetter Inc., a manufacturer of pacemakers. Prior thereto, he held various positions with Mallenckrodt Medical, a manufacturer of respiratory devices, from 1990 to 1994; Baxter Healthcare Corp., a manufacturer of medical devices, from 1986 to 1990; American Hospital Supply Corp., a manufacturer of medical devices, from 1984 to 1986; and Travenol Labs, Inc. a manufacturer of medical devices, from 1978 to 1984. Mr. Uding has a A.S. in Engineering from Harper College, a B.S. from Roosevelt University, an M.S. in Management from the University of La Verne and an M.B.A. in Financial Management from Pepperdine University.

     Michele A. Clark has more than 25 years of accounting and finance experience in manufacturing and high tech companies. She became an employee of the Company on April 12, 1999 and was elected as its Controller and appointed as its Chief Accounting Officer on April 16, 1999. Ms. Clark was, prior to joining the Company, the Controller at Auto-Graphics, Inc. ("Auto-Graphics"), a software development company, where she managed all accounting, finance, human resource and administrative functions within the company. Additionally, she was responsible for all filings with the Commission and shareholder relations. Prior to Auto-Graphics, Ms. Clark was Controller at Typecraft, Inc. ("Typecraft"), a commercial lithographer, where she was responsible for all accounting, finance and human resource functions. Prior to Typecraft, Ms. Clark served as accounting manager for three retail companies with multiple locations. Ms. Clark graduated Cum Laude with a B.S. in Accounting from the University of La Verne.

SIGNIFICANT EMPLOYEES

     The following two paragraphs furnish certain information with respect to two persons who are not executive officers of the Company, but who are expected by the Company to make a significant contribution to its business in fiscal 2001:

     Kenneth L. Berger, the Vice President, Regulatory Affairs, age 55, has over 25 years of experience in pharmaceutical, biological and diagnostic development, including over 20 years experience in regulatory affairs, quality assurance and validation. He joined the Company on November 10, 1999. Prior thereto and from April 1998, Dr. Berger was an executive consultant at QVS, Quality and Validation Services, where he was responsible for the creation and implementation of quality systems, validation program management and regulatory
procedures and submissions. From           1992 to April 1998, Dr. Berger was
Senior Vice President at Techniclone Corporation ("Techniclone"), where he was responsible for regulatory affairs, product development and good manufacturing practices (GMP) validation required by the FDA. Prior to Techniclone, Dr. Berger was a Vice President at Synbiotics Corporation, where he was responsible for all research and development, including regulatory affairs, quality assurance and technical business development. Dr. Berger has a Ph.D. in Biochemistry from the University of Southern California and a B.S. in Biology from Dartmouth College.

     David J. Smith, the Director of Engineering, age 55, has over 20 years of experience in research and development and technical management, primarily in medical devices. Mr. Smith specializes in developing electro-optical systems for commercial, medical and military markets. Prior to coming to the Company on May 12, 1997, Mr. Smith was Director of Engineering at the Ophthalmics Division of Pharmacia Corporation ("Pharmacia"). While at Pharmacia, which he joined in April 1995, he managed an international staff of scientists and engineers in the development of intraocular lenses, glaucoma shunts, and phacoemulsification systems for United States and foreign markets. He established policies and procedures to obtain ISO9000 certification for Pharmacia Ophthalmics and CE approval for several products. Prior to Pharmacia, Mr. Smith was a new product manager for ophthalmic devices at Allergan Medical Optics where he developed multifocal ophthalmic devices, surgical instruments and an automated optical inspection system. Mr. Smith has designed optical sighting systems for military ground combat vehicles, avionic systems and field artillery weapons. He holds several patents in laser systems for both military and commercial markets, including enhanced vision systems for viewing through turbid media, eye-safe laser range finders and designators and automated optical inspection systems. Mr. Smith received a M.S. in Mathematical Physics from Central Washington University and has completed postgraduate work at the Institute of Optics at the University of Rochester.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Based solely on a review of Forms 3 and 4 furnished to the Company under Rule 16a-3(e) promulgated under the Exchange Act, with respect to fiscal 2000, the Company is not aware of any director or executive officer of the Company who failed to file on a timely basis, as disclosed in such forms, reports required by Section 16(a) of the Exchange Act, except that because of a turn-over at counsel in personnel with EDGAR filing experience, counsel filed 11 days late in the same month (a) a Form 3 for Michele A. Clark, the Controller and Chief Accounting Officer of the Company (one transaction), and (b) a Form 4 for each of Peter S. Gold and Paul Sandler, each a director of the Company (one transaction each).

     As of March 31, 2000, i.e., the end of fiscal 2000, Jonathan J. Pallin, a former director of the Company, and the General Conference Corporation of Seventh-day Adventists (the "Seventh-day Adventists") were the only beneficial owners of 10% or more of the Common Stock known to the Company. Both Mr. Pallin and the Seventh-day Adventists have advised the Company that they made timely filings with respect to their transactions in fiscal 2000, except that the latter was ten days late with respect to filing a Form 4 (two transactions) because of a delay by the Company in confirming the closing with respect to the Company's private placement in which this stockholder was a subscriber.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On October 29, 1997, SAT sold its controlling stockholder interest in the Company (i.e., 5,575,306 shares or 76.4% of the 7,297,206 then outstanding shares of the Common Stock) to Meadow Lane Partners, LLC ("Meadow Lane"), which action, together with the subsequent resignations of two persons who served on both boards of directors, terminated SAT's relationship as the parent of the Company. As a result of the subsequent issuances of shares of the Common Stock
so that the number of shares outstanding at the Record Date was           ,
Meadow Lane's distributions of its shares to its two members (one of whom was Jonathan J. Pallin, a former director and Chairman of the Board of the Company), such members' subsequent sales of shares of the Common Stock (reducing Mr. Pallin's beneficial ownership at the Record Date to 13.3% and the other former member's beneficial ownership to 3.5%) and the distribution of Meadow Lane's Common Stock purchase warrant, Mr. Pallin's advice that Meadow Lane has been dissolved, and the various changes in the composition of the Board of Directors of the Company, neither Meadow Lane is, nor its former members are, in the opinion of the Board, after consultation with Wachtel & Masyr, LLP, the Company's counsel, any longer a parent of the Company. As of the Record Date, the Board of Directors did not believe that the Company has any parent and was not aware of any arrangement which might result subsequently in a change in control of the Company. See "Security Ownership of Certain Beneficial Owners and Management." Although as indicated in the table thereunder, General Conference Corporation of Seventh-day Adventists may be deemed the beneficial owner of 20.3% of the shares of the Common Stock outstanding at the Record Date, such stockholder has never taken any action to exercise control of the Company and has, in its filings under the Exchange Act, specifically disclaimed any intention to do so and, accordingly, is not deemed by the Board to be a parent of the Company.

     See the section "Employment and Severance Agreements" under the caption "Executive Compensation" for information relating to the Company's severance agreement with Linda H. Masterson, the Chairman of the Board, the President, the Chief Executive Officer and a director of the Company.

     On October 10, 1999 (as modified by the Board on April 5, 2000), after over four months of due diligence, the Compensation Committee granted to Ms. Masterson five Common Stock purchase warrants (the "Masterson Warrants"), each to purchase 500,000 shares of the Common Stock at $1.72 per share, which exercise price was the average of the high bid and low asked prices of the Common Stock during the prior 20 trading days. Each of the Masterson Warrants was not to become exercisable unless the Company achieved a specified goal before a specified date as follows:

          (1) A definitive agreement with a strategic partner is executed on or before October 9, 2001;

          (2) A second definitive agreement with another strategic partner is executed on or before October 9, 2001;

          (3) A financing pursuant to which the Company realizes at least $4,500,000 in net proceeds is closed on or before October 9, 2000;

          (4) The clinical trials for the saliva based testing product are completed on or before March 31, 2001; and

          (5) Sales of the Company's saliva based testing product to third parties (other than to a strategic partner) aggregating at least $100,000 are consummated on or before March 31, 2001.

Each of the Masterson Warrants expires five years from the date the Warrant becomes exercisable, but not later than five years from the respective deadline dates as set forth above. The third Masterson Warrant as described above became exercisable upon the consummation of the Company's private placement in February 2000 and, as indicated in the fifth succeeding paragraph, Ms. Masterson exercised the same on March 6, 2000.

     On October 10, 1999 (as modified by the Board on April 5, 2000), the Compensation Committee granted to Thomas J. Foley, the Senior Vice President, Research and Development of the Company, two Common Stock purchase warrants (the "Foley Warrants"), each to purchase 250,000 shares of the Common Stock at the same exercise price as for the Masterson Warrants. Each of the Foley Warrants will not become exercisable unless the Company achieves a specified goal before a specified date as follows:

          (1) The saliva based testing product is submitted to the FDA for approval on or before March 31, 2001; and

          (2) Sales of the saliva based testing product to third parties (other than to a strategic partner) aggregating at least $100,000 are consummated on or before March 31, 2001.

Each of the Foley Warrants expires as provided for the Masterson Warrants.

     All of the remaining four Masterson Warrants and the Foley Warrants will become immediately exercisable in the event of a "hostile takeover" of the Company (as such term is defined in the Warrants). In addition, if a Masterson Warrant or a Foley Warrant is terminated for a reason other than cause or disability (as such terms are defined in the Warrants) or death, the applicable Warrant will also become exercisable upon the happening of the event, but only if the holder has made a substantial contribution to the achievement of the goal, as, for example, Ms. Masterson negotiating all of the terms of the financing and then is not the Chief Executive Officer of the Company at the closing. The Warrant terminates before becoming exercisable in the event there is no such contribution or in the event the reason for the termination is cause, disability or death. Each of the remaining four Masterson Warrants or the Foley Warrants terminates, even if it has become exercisable, if the holder is terminated for cause.

     On October 10, 1999, pursuant to its then recently adopted policy of making annual reviews of each optionee, the Compensation Committee also granted, pursuant to the LifePoint, Inc. 1997 Option Plan (the "1997 Option Plan"), stock options ("Options") expiring October 9, 2009 exercisable at $1.67 per share to Ms. Masterson to purchase 120,000 shares of the Common Stock and Mr. Foley to purchase 60,000 shares of the Common Stock. These Options become exercisable in accordance with the terms of the 1997 Option Plan (see "Executive Compensation-Option/SAR Grants in the Last Fiscal Year").

     On March 6, 2000, the Compensation Committee authorized that executive officers who are optionees under the 1997 Option Plan (on June 16, 2000 this right was extended to the 2000 Option Plan) or who hold Common Stock purchase warrants (as, for example, the Masterson Warrants and the Foley Warrants) may exercise an Option or a warrant by delivering a promissory note (the "Note") to the order of the Company providing as follows: (1) principal and interest on the Note shall become due and payable on the earlier to occur of (a) the first business day which is 18 months after the date of the Note (which date of the Note shall be the date of exercise of the Option or warrant) or (b) the shares of the Common Stock securing the Note are sold; (2) payments of principal and interest shall be secured by a pledge of the shares issued upon the exercise of the Option or warrant; (3) the principal due under the Note shall bear interest at the rate equal to the amount required to be charged under the Internal Revenue Code of 1986, as amended (the "Code"), at the date of the Note, so that the interest will not be deemed to be "below market" under Section 7872 of the Code; (4) the Note may be prepaid at any time without penalty provided that the net proceeds from any sale of the shares of the Common Stock so pledged shall be applied as a prepayment; and (5) the Note shall become due and payable in the event of an Event of Default (as defined in the Note) which shall occur (a) on the executive officer's failure to pay principal and interest when due, which default is not cured within 30 days, (b) if a bankruptcy or similar petition is filed against the executive officer and not discharged within 60 days, (c) if the executive officer seeks relief under Title 11 of the United States Code or similar statute or (e) when the executive officer is unable to pay his or debts as they mature; provided that this method of exercise may be used by an officer only two times in any fiscal year. The Transfer Agent for the Common Stock is directed to deliver the certificates evidencing the shares of the Common Stock issued upon exercise to Robert W. Berend, the Secretary of the Company and a partner of Wachtel & Masyr, LLP, general counsel to the Company, to be held as security for the Company's loan. In authorizing this procedure to exercise, the Compensation Committee noted that, if an executive officer was required to sell his or her shares received upon exercise to meet tax or other obligations, he or she could subject himself or herself to "short swing" liability under Section 16(b) of the Exchange Act or violate some "lock-up" provision a future underwriter may impose on directors and officers of the Company and that permitting this method of exercise might ease problems under Section 422(d) of the Code relating to incentive stock options which first become exercisable in a year with a value in excess of $100,000 having the excess shares losing their incentive stock option treatment under the Code, thereby subjecting the executive officer to immediate tax liability. The Compensation Committee also noted that this type of exercise was permitted to optionees in other public companies.

     On March 6, 2000, Linda H. Masterson, the Chairman of the Board, the President and Chief Executive Officer of the Company, exercised (1) the two Common Stock purchase warrants described under "Executive Compensation-Employment and Severance Agreements" for an aggregate of 400,000 shares at $.50 per share, (2) the Masterson Warrant relating to obtaining financing as described in the fifth preceding paragraph of this section "Certain Transactions" under this caption "Management" for 500,000 shares at $1.72 per share, (3) an Option expiring August 13, 2007 for 93,780 shares at $.50 per share and (4) an Option expiring June 30, 2008 for 20,000 shares at $.50 per share. As consideration for the exercises as to this aggregate of 1,013,750 shares, Ms. Masterson issued a Note dated March 6, 2000 to the Company for the principal amount of $1,074,687.50 and bearing interest at the annual rate of 8% per annum and the certificates evidencing the shares were delivered to Mr. Berend to hold as agent for the Company and as security for payment of principal and interest on the Note. One other executive officer subsequently exercised an Option by issuing a Note to the Company and having the underlying shares of the Common Stock held as security for the indebtedness.

     On April 28, 1998, the Board authorized the following compensation arrangement for Jonathan J. Pallin, then the Chairman of the Board and a director of the Company, for his services as a financial consultant to the
Company: (1) a fee of $10,000 per month for a one-year period commencing April 1, 1998 and (2) a bonus of $75,000 if the Company obtained cash financing of $5,000,000 to $6,900,000; (b) $100,000 if the Company obtained cash financing of $7,000,000 to $9,900,000; and (c) $125,000 if the Company obtained cash financing of over $10,000,000, subject to certain limitations.

     On January 8, 1999, the Board accepted the resignation of Mr. Pallin as the Chairman of the Board, cancelled the foregoing bonus compensation arrangement and authorized his engagement as a financial consultant to the Company through March 31, 1999 on the following terms:

          (1) he would continue to receive $10,000 per month through March 31, 1999 on the basis he would continue to serve the Company on a daily basis as a financial consultant; and

          (2) he would receive a finder's fee of 10% of the gross proceeds from any purchaser whom or which he secured for a Company financing.

He received $420,451 as his finder's fee for the Company's third private placement closed on January 21, 1999 relating to the sale of 600,000 shares of the Series A Preferred Stock. He resigned as a director on March 3, 2000, thereby severing all relationships with the Company except as a security holder. See "Security Ownership of Certain Beneficial Owners and Management."

     On April 16, 1999, the Board of Directors of the Company authorized as a policy of the Company that it would not enter into any agreement in the future with a director or an officer of the Company or a person who is the beneficial owner of 5% or more of the outstanding shares of the Common Stock, the beneficial ownership being determined in the manner contemplated by Rule 13d-3 under the Exchange Act, unless such agreement is on terms and conditions no less favorable than those which could be obtained from an independent unaffiliated third party to the Company.

     On April 16, 1999, the Board also authorized as a policy of the Company that in the future any forgiveness of loans to the persons named in the preceding paragraph must be approved by a majority of the Company's independent directors who do not have an interest in the transaction and who have access, at the Company's expense, to the Company's or other independent legal counsel.

     Since the Company obtained its independence from SAT in October 1997, all transactions with persons described in the second preceding paragraph, including those described above in this section for Ms. Masterson, Mr. Foley and Mr. Pallin, were authorized by all of the Company's independent directors who did not have an interest in the transactions and who access to the Company's outside counsel.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table provides certain summary information concerning compensation paid or accrued by the Company during fiscal 2000 and the fiscal years ended March 31, 1999 ("fiscal 1999") and 1998 ("fiscal 1998") to the sole person who served as the Chief Executive Officer during fiscal 2000 and to the only other executive officer whose total annual salary and bonus exceeded $100,000 during fiscal 2000.

                                                                            LONG TERM
                                                                           COMPENSATION
                                             ANNUAL COMPENSATION           ------------
                                      ----------------------------------    SECURITIES
                                                            OTHER ANNUAL    UNDERLYING     ALL OTHER
 NAME AND PRINCIPAL POSITION   YEAR    SALARY     BONUS     COMPENSATION     OPTIONS      COMPENSATION
 ---------------------------   ----   --------   --------   ------------   ------------   ------------
Linda H. Masterson...........  2000   $173,654                               120,000
  Chief Executive Officer      1999    184,038(2)                             50,000
  and President(1)             1998    125,249(2)                            700,000
Thomas J. Foley..............  2000   $140,000                                60,000
  Senior Vice President,       1999    135,769                               220,000
  Research and
  Development(3)

---------------
(1) Ms. Masterson was elected the President of the Company effective August 1, 1996 and designated as its Chief Executive Officer on May 26, 1997. On June 16, 2000, she was elected as the Chairman of the Board of the Company.

(2) The amount shown in the table for 1998 does not reflect $33,654 paid by SAT to Ms. Masterson for the period April 1 to June 1, 1997 nor $19,038.47 in deferred salary which was paid in October 1998 after the Company obtained long-term financing. Effective August 11, 1997, the Company directly paid all compensation for Ms. Masterson.

(3) Mr. Foley was elected as Vice President, Research and Development effective March 9, 1998 and his title was changed by the Board to Senior Vice President, Research and Development on March 12, 1999.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     On August 14, 1997, the Board of Directors adopted, subject to stockholders' approval, the 1997 Option Plan providing for the granting of Options to purchase up to 1,000,000 shares of the Common Stock to employees (including officers) and persons who also serve as directors and consultants of the Company. On June 5, 1998, the Board increased the number of shares subject to the 1997 Option Plan to 2,000,000, again subject to stockholders' approval. Stockholders' approval was given on August 13, 1998. The Options may either be incentive stock options as defined in Section 422 of the Code which were or may be granted to employees or nonqualified stock options which were or may be granted to employees, directors or consultants.

     As of March 31, 2000, Options to purchase an aggregate of 1,533,496 shares of the Common Stock granted to employees (including five executive officers, one of whom is also a director, two non-employee, non-consultant directors and, as described in the next paragraph, three members of the Company's Scientific Advisory Board) were outstanding. As of such date, Options to purchase an aggregate of 184,451 shares of the Common Stock had been exercised by employees and Options to purchase an aggregate of 134,609 shares of the Common Stock were then exercisable. Options granted to date under the 1997 Option Plan have generally become exercisable as to one-quarter of the shares subject thereto on the first anniversary date of the date of grant and as to 1/36th of the remaining shares on such calendar day each month thereafter for a period of 36 months, with any odd amount being exercisable in the 36th month. Certain Options will become exercisable upon the achievement of certain performance goals related to corporate performance and not that of the optionee. The exercise price per share for incentive stock options under the Code may not be less than 100% of the fair market value per share of the Common Stock on the date of grant. For nonqualified stock options, the exercise price per share may not be less than 85% of such fair market value. No Option may have a term in excess of ten years. Of the Options outstanding as of March 31, 2000, all were incentive stock options except for Options to purchase an aggregate of 180,000 shares and the outstanding Options had exercise prices ranging from $.50 to $3.28 per share. The Options had expiration dates ranging from August 13, 2002 to February 21, 2010.

     The Company has not granted any Options to consultants other than to the three current members of its Scientific Advisory Board, each receiving an Option to purchase 10,000 shares, and will grant a similar Option to any future member of the Scientific Advisory Board. For information as to six Options granted to four non-employee, non-consultant directors, see the section "Compensation of Directors" under this caption "Executive Compensation." For information as to two Options granted in Fiscal 2000 to two executive officers (one of whom is also a director), see "Management -- Certain Relationships and Related Transactions." Since March 31, 2000 and through the Record Date, Options were granted to four non-employee, non-consultant directors to purchase an aggregate of 50,000 shares, which Options are referred to in the second sentence of this paragraph, Options to purchase an aggregate of 134,000 shares were granted to employees, Options to purchase an aggregate of 16,000 shares have been exercised and no Options have been cancelled.

     The Company has never granted any stock appreciation rights.

     The following table contains information concerning the grant of Options to the Chief Executive Officer of the Company and the other named executive officer whose compensation for fiscal 2000 exceeded $100,000 as reported in the Summary Compensation Table under this caption "Executive Compensation."

                                                                                        POTENTIAL REALIZABLE
                                                 INDIVIDUAL GRANTS                        VALUE AT ASSUMED
                               ------------------------------------------------------      ANNUAL RATES OF
                               NUMBER OF    PERCENTAGE OF                                    STOCK PRICE
                               SECURITIES   TOTAL OPTIONS                                 APPRECIATION FOR
                               UNDERLYING     GRANTED TO     EXERCISE OR                   OPTION TERM(3)
                                OPTIONS      EMPLOYEES IN    BASE PRICE    EXPIRATION   ---------------------
            NAME               GRANTED(#)   FISCAL 2000(1)    ($/SH)(2)       DATE        5%($)      10%($)
            ----               ----------   --------------   -----------   ----------   ---------   ---------
Linda H. Masterson...........   120,000          12.2%          $1.67       10/9/09     $326,400    $519,600
Thomas J. Foley..............    60,000           6.1%          $1.67       10/9/09     $163,200    $259,800

---------------
(1) Based upon Options to purchase an aggregate of 980,500 shares of Common Stock granted in fiscal 2000.

(2) The exercise price is equal to 100% of the fair market value of the Common Stock at the date of grant as determined by the Compensation Committee at the time of grant.

(3) The potential realizable value is calculated based upon the term of the Option at the time of grant (ten years). Stock price appreciation of five percent and ten percent is assumed pursuant to rules promulgated by the Commission and does not represent the Company's prediction of the stock price performance.

AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     Options to purchase an aggregate of 143,254 shares of the Common Stock were exercised by employees during fiscal 2000.

     As indicated in the preceding section, the Company has never granted any stock appreciation rights.

     The following table shows the fiscal year-end option values for the Chief Executive Officer of the Company and the other named executive officer whose compensation for fiscal 2000 exceeded $100,000 as reported in the Summary Compensation Table under this caption "Executive Compensation".

                            SHARES                     NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                           ACQUIRED      VALUE        UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS AT
                          ON EXERCISE   REALIZED    OPTIONS AT FISCAL YEAR-END            FISCAL YEAR END
          NAME                (#)         ($)      (#) EXERCISABLE/UNEXERCISABLE   ($) EXERCISABLE/UNEXERCISABLE
          ----            -----------   --------   -----------------------------   -----------------------------
Linda H. Masterson......    113,750     $188,398           5,003/351,247                 $ 8,286/$581,753(1)
Thomas J. Foley.........          0            0          58,749/221,251                 $97,303/$366,447(1)

---------------
(1) The market value of the options on March 31, 2000 is based on the average of the high bid and low asked prices of $1.65625 per share on that date.

OTHER COMPENSATION

     The Company currently has no pension plan in effect and has in effect no restricted stock plan, no stock appreciation rights nor any other long-term incentive plan under which grants or allocations may be made in the fiscal 2000 or thereafter.

COMPENSATION OF DIRECTORS

     On January 21, 2000, the Board of Directors modified the compensation arrangements previously adopted on April 16, 1999 for outside directors. In consideration of the services to be performed as a director of the Corporation, each director:

          (a) who is not an employee of the Corporation, or any subsidiary of the Corporation (if hereafter created), or

          (b) who is not a consultant to the Corporation, or, when incorporated, any subsidiary of the Corporation, and who is not paid a fee on a monthly basis shall receive as compensation (1) an annual cash payment of $10,000, payable quarterly, but subject to retroactive pro rata adjustment in the fourth quarter if he or she fails to attend, or participate in, at least 75% of the directors' meetings held during the calendar year, and (2) a grant of an Option pursuant to the 1997 Option Plan or, since June 16, 2000, a stock option pursuant to the 2000 Option Plan, depending on the then availability of shares under the respective Plan. Each grant shall be for the right to purchase 10,000 shares (previously 15,000 shares) of the Common Stock on an annual basis, except that in the first year as a director the grant is for 15,000 shares. Except for incumbent directors as of January 21, 2000, the initial grant shall be on the day of his or her first election as a director of the Corporation, whether by the Board or the stockholders, and thereafter on the anniversary day of such first election. The exercise price of each Option or stock option shall be the Fair Market Value as determined pursuant to the 1997 Option Plan or the 2000 Option Plan on the respective date of the grant, or if not a business day, on the preceding day on which the Common Stock was traded. Each Option or stock option will expire ten years from its date of grant and will become exercisable as to one quarter of the shares of the Common Stock on the first anniversary of the date of grant and 1/36th of the remaining shares of the Common Stock on the same date each month thereafter for a period of 36 months, with any odd amount being exercisable in the 36th month.

     In addition, each director is entitled to receive annually (1) a fee of $2,000 for any Board Committee as to which he or she serves as the Chairperson and (2) a fee of $1,000 for each Board Committee on which he or she serves. For information as to the three Board Committees, see "Proposal Two: Election of Directors -- Committees and Board Meetings."

     In lieu of receiving the cash payments described in the preceding two paragraphs, a director may elect, prior to the commencement of the calendar year, to receive, pursuant to either the 1997 Option Plan or the 2000 Option Plan, an Option or a stock option subject to the following terms and conditions:
(1) the right to purchase that number of shares of the Common Stock which is the dividend of (a) the cash compensation otherwise payable to him or her for the year and (b) the value of having the right to purchase that number of shares over a ten-year period at the exercise price hereinafter set, the value to be determined in accordance with a customary formula; (1) an exercise price equal to 85% of the closing sales price of Common Stock on the date of election to receive an Option or a stock option in lieu of cash; and (3) an expiration date of ten years from the date of election. The number of shares is subject to the same retroactive pro rata adjustment as is the cash payment.

     On April 16, 1999, pursuant to the original authorization, each of Peter S. Gold and Paul Sandler, each a non-employee, non-consultant director, was granted an Option expiring April 15, 2009 under the 1997 Option Plan to purchase 15,000 shares of the Common Stock at $1.81 per share. The Option became, and will continue to become, exercisable as provided in the third preceding paragraph. April 16th of each year, which commenced in 2000, will be the date of grant of an Option or stock option for each of Messrs. Gold and Sandler assuming he is still a director of the Company on such date of grant. Each of Messrs. Gold and Sandler was granted as of April 16, 2000 an Option expiring April 15, 2010 under the 1997 Option Plan to purchase 10,000 shares of the Common Stock at $3.22 per share pursuant to the revised authorization. Pursuant to the original authorization Jonathan J. Pallin, then a non-employee, non-consultant director, was granted an Option expiring September 19, 2009 to purchase 15,000 shares of the Common Stock at $1.625 per share, which Option expired with his resignation on March 3, 2000.

     Pursuant to the revised authorization, each of Charles J. Casamento and Stanley Yakatan, each a non-employee, non-consultant director, was granted on June 16, 2000 an Option expiring June 15, 2010 under the 1997 Option Plan to purchase 15,000 shares of the Common Stock at $6.5625 per share. Assuming the person is still a director on the anniversary date, June 16 of each year, commencing 2001, will be the date of grant for an Option or a stock option for each of Messrs. Casamento and Yakatan.

     See section "Certain Transactions" under the caption "Management" for information as to a compensation arrangement with Jonathan J. Pallin for his former services as a financial consultant to the Company.

EMPLOYMENT AND SEVERANCE AGREEMENTS

     There are no employment agreements currently in effect in the Company.

     Pursuant to a Severance Agreement dated as of October 27, 1997 (the "Masterson Severance Agreement") between the Company and Linda H. Masterson, the Company had agreed to pay Ms. Masterson for her services as the Chief Executive Officer and the President of the Company a base salary of $165,000; provided, however, such amount was to be $120,000 from October 27, 1997 to the date on which at least $5,000,000 in long term financing was obtained, at which time or upon her termination the difference was to be paid to her. As a result of the consummation of the Company's third private placement on January 21, 1999 relating to the Series A Preferred Stock, this limitation terminated and, effective January 29, 1999, she was being paid at the authorized rate (which was increased on August 13, 1999 to $180,000 effective September 1, 1999). $19,038 of the deferred salary was paid to her in October 1998.

     The Masterson Severance Agreement also provided for the grant of:

          (1) a stock option under the 1997 Option Plan to purchase 150,000 shares of the Common Stock at $.50 per share, the option to become immediately exercisable as to all shares subject thereto in the event she is terminated without cause, the Company is acquired or sold without the Board's approval, the corporate headquarters are moved outside the State of California, the positions of Chief Executive Officer or President are eliminated or her duties are substantially changed;

          (2) stock options to purchase 150,000 shares of the Common Stock, an option to purchase 75,000 shares to be granted upon completion of the working pilot plant project and an option to purchase 75,000 shares to be granted upon product release into the first targeted market; and

          (3) Common Stock purchase warrants to purchase 400,000 shares of the Common Stock at $.50 per share, a warrant to purchase 200,000 shares which was granted upon the purchase on October 29, 1997 of SAT's shares of the Common Stock by Meadow Lane and a warrant to purchase 200,000 shares to be granted at the completion of a long term financing of at least $5,000,000.

The stock options have all been granted as Options under the 1997 Option Plan. Also as a result of the private placement consummated on January 21, 1999 as described in the preceding paragraph, the second warrant became exercisable. Both of these warrants and the first option (in part) were subsequently exercised. See "Management -- Certain Relationships and Related Transactions."

     In the event that Ms. Masterson is terminated without cause (as defined in the Masterson Severance Agreement), she will be paid severance pay in a lump sum amount equal to her annual base salary that would have been paid to her had she not been terminated during the period between the date of termination and October 27, 2001.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of the Record Date, certain information with respect to (1) any person known to the Company who beneficially owned more than 5% of the Common Stock, (2) each director of the Company, each of whom is a nominee for election at the Meeting, (3) the Chief Executive Officer of the Company and (4) all directors and executive officers as a group. Each beneficial owner who is a natural person has advised the Company that he or she has sole voting and investment power as to the shares of the Common Stock, except that, until a Common Stock purchase warrant or an Option is exercised, there is no voting right.

                                                            NUMBER OF SHARES         PERCENTAGE OF
                                                            OF COMMON STOCK          COMMON STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER                       BENEFICIALLY OWNED    BENEFICIALLY OWNED(1)
------------------------------------                       ------------------    ---------------------
General Conference Corporation...........................      6,115,000(2)              20.3%
of Seventh-day Adventists
12501 Old Columbia Pike
Silver Spring, MD 20804-6600
Jonathan J. Pallin(3)....................................      4,004,795(4)              13.3%
722 Starlight Heights Drive
La Canada, CA 91011
Linda H. Masterson(5)....................................      1,043,740(6)               3.5%
1205 South Dupont Street
Ontario, CA 91761
Peter S. Gold(7).........................................        905,310(8)               3.0%
16027 Ventura Blvd., Suite 601
Encino, CA 91436
Paul Sandler(7)..........................................        205,310(9)                nil
533 West Hatcher Road
Phoenix, Arizona 85021
Charles J. Casamento(10).................................              0(11)                 0
99 Belbrook Way
Atherton, CA 94027
Stanley Yakatan(10)......................................              0(11)                 0
635 Euclid Avenue, Unit 110
Miami Beach, FL 33139
All directors and executive officers as a group (nine
  persons)...............................................      2,243,300(12)              7.4%

---------------
 (1) The percentages computed in this column of the table are based upon shares of the Common Stock which were outstanding on the Record Date. Effect is given, pursuant to Rule 13d-3(l)(i) under the Exchange Act, to shares issuable upon the exercise of the Common Stock purchase warrants and the Options currently exercisable or exercisable within 60 days of the Record Date.

 (2) The shares reported in the table include 190,000 shares issuable upon the exercise at $3.00 per share of a Common Stock purchase warrant expiring February 28, 2005.

 (3) A director of the Company from October 31, 1997 to March 3, 2000 and the Chairman of the Board from October 31, 1997 to January 8, 1999.

 (4) The shares reported in the table reflect (a) 3,698,506 shares of the 5,575,306 shares acquired by Meadow Lane from SAT on October 29, 1997, of which 4,325,306 shares were initially distributed to Mr. Pallin, and (b) 306,289 shares of the 666,289 shares issuable upon the exercise of a Common Stock purchase warrant expiring January 7, 2003 (the "Meadow Lane Warrant") exercisable at $.50 per share granted to Meadow Lane. Mr. Pallin was one of the two members of Meadow Lane and received the shares and a portion of the Meadow Lane Warrant as a distribution from Meadow Lane. See
     "Management -- Certain Relationships and Related Transactions."

 (5) A director of the Company since May 31, 1996; effective August 1, 1996, its President; effective May 23, 1997, its Chief Executive Officer; and, effective June 16, 2000, its chairman of the Board.

 (6) The shares reported in this table include (a) 21,875 shares issuable upon the partial exercises at $.50 per share of an Option expiring August 13, 2007 and (b) 8,115 shares issuable upon the partial exercises at $.50 per share of an Option expiring June 29, 2008. Of the shares reported in the table, 1,013,750 shares will not be released from escrow to Ms. Masterson until her Note to the Company in the principal amount of $1,074,687.50 is paid. See "Management -- Certain Relationships and Related Transactions." The shares reported in the table do not include (w) an aggregate of 56,260 shares subject to the foregoing Options as to which the Options were not exercisable at the Record Date or within 60 days thereafter, (x) 150,000 shares subject to another Option expiring August 13, 2007 and exercisable at $.50 per share which was not exercisable at the Record Date or within 60 days thereafter, (y) 120,000 shares issuable upon the exercise at $1.67 per share of an Option expiring October 9, 2009 which was not exercisable at the Record Date or within 60 days thereafter and (z) an aggregate of 2,000,000 shares issuable upon the exercises at $1.72 per share of the four remaining Masterson Warrants which were not exercisable at the Record Date or within 60 days thereafter (see "Management -- Certain Relationships and Related Transactions").

 (7) A director of the Company since December 5, 1997.

 (8) The shares reported in the table include (a) an aggregate of 200,000 shares issuable upon the exercise of two Common Stock purchase warrants expiring November 4, 2002, one for 100,000 shares exercisable at $.50 per share and the other exercisable at $1.00 per share, and (b) 5,310 shares issuable upon the exercise at $1.81 per share of an Option expiring April 15, 2009. The shares reported in the table do not include (a) 9,690 shares subject to the foregoing Option as to which it is not exercisable at the Record Date or within 60 days thereafter and (b) 10,000 shares issuable upon the exercise at $3.22 per share of an Option expiring April 15, 2010, which is not exercisable at the Record Date or within 60 days thereafter.

 (9) The shares reported in the table include 5,310 shares issuable upon the exercise at $1.81 per share of an Option expiring April 15, 2009. The shares reported in the table do not include (a) 9,690 shares subject to the foregoing Option as to which it is not exercisable at the Record Date or within 60 days thereafter and (b) 10,000 shares issuable upon the exercise at $3.22 per share of an Option expiring April 15, 2010, which is not exercisable at the Record Date or within 60 days thereafter.

(10) A director of the Company since June 16, 2000.

(11) The ownership reported in the table does not reflect 15,000 shares issuable upon the exercise at $6.5625 per share of an Option expiring June 15, 2010 which is not exercisable at the Record Date or within 60 days thereafter.

(12) The shares reported in the table include (a) those issuable upon the exercise of the Common Stock purchase warrants and the Options described in Notes (6), (8), (9) and (11) to the table, (b) an aggregate of 71,235 shares issuable upon the partial exercises at $.50 per share of two Options granted to an executive officer, one Option expiring March 19, 2008 and the other expiring June 29, 2008, and (c) 4,205 shares issuable upon the exercise at $1.81 per share of an Option expiring April 25, 2009 granted to another executive officer. The shares reported in the table do not include
     (u) an aggregate of 81,060 shares subject to the foregoing three Options granted to the two executive officers as to which the Options were not exercisable at the Record Date or within 60 days thereafter, (v) 100,000 shares subject to another Option expiring March 19, 2008 and exercisable at $.50 per share granted to the first executive officer which was not exercisable at the Record Date or within 60 days thereafter, (w) 60,000 shares subject to another Option expiring October 9, 2009 and exercisable at $1.67 per share granted to the first executive officer which was not exercisable at the Record Date or within 60 days thereafter, (x) 50,000 shares subject to an Option expiring November 16, 2009 and exercisable at $1.87 per share granted to the second executive officer which was not exercisable at the Record Date or within 60 days thereafter, (y) an aggregate of 100,000 shares subject to three Options each expiring January 20, 2010 and each exercisable at $2.83 per share granted to a third executive officer which were not exercisable at the Record Date or within 60 days thereafter, and (z) an aggregate of 110,000 shares subject to three

     Options each expiring February 21, 2010 and each exercisable at $3.28 per share granted to a fourth executive officer which were not exercisable at the Record Date or within 60 days thereafter.

              PROPOSAL THREE: APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee has re-appointed Ernst & Young LLP as the Company's independent public accountants for fiscal 2001. Ernst & Young has served as independent auditors for the Company since the audit for the fiscal year ended March 31, 1996.

     The Board is seeking stockholders' approval of the Audit Committee's selection of Ernst & Young LLP. The GCL does not require the approval of the selection of independent auditors by the Company's stockholders; however, in view of the importance of the financial statements to stockholders, the Board of Directors deems it desirable that the Company's stockholders pass upon the selection of auditors. In the event that stockholders disapprove of the selection, the Audit Committee will consider the selection of other auditors.

     A representative of Ernst & Young LLP will be present at the Meeting. The Company has been informed that the representative does not intend to make any statement to the stockholders at the Meeting, but will be available to respond to appropriate questions from stockholders.

             PROPOSAL FOUR: AUTHORITY TO INCREASE AUTHORIZED SHARES

GENERAL

     As indicated in the Notice of Annual Meeting of Stockholders, the Board is also seeking as Proposal Four stockholders' approval to amend the Company's Related Certificate of Incorporation to increase the number of authorized shares of the Common Stock from 50,000,000 to 75,000,000 shares, a proposed increase of 25,000,000 shares. The Board is seeking approval of Proposal Four because of its concern that the Company may not have sufficient shares, after meeting the requirements for which shares are currently reserved as indicated in the succeeding paragraph, to effect a financing, a strategic partnering arrangement, or an acquisition or to consummate the other possible uses of the Common Stock as described in the succeeding section "Possible Uses of Additional Authorized Shares" under this caption "Proposal Four: Authority to Increase Authorized Shares."

     As of the Record Date, the Company had outstanding        shares of the
Common Stock and had reserved for issuance an aggregate of 13,363,612 shares of the Common Stock consisting of (1) an aggregate of 9,563,063 shares issuable upon the exercise of Common Stock purchase warrants (including the Masterson Warrants and the Foley Warrants); (2) an aggregate of 1,800,549 shares issuable upon the exercise of Options outstanding on the Record Date or to be granted under the 1997 Option Plan; and (3) an aggregate of 2,000,000 shares issuable upon the exercise of stock options to be granted under the 2000 Option Plan, assuming stockholders' approval is obtained for Proposal Five in the Notice of Annual Meeting of Stockholders. If all 13,363,612 reserved shares were to be issued, as to which there can be no assurance, the then outstanding shares of the Common Stock would become 43,224,113, leaving 6,775,887 authorized shares to be issued for other corporate purposes.

POSSIBLE USES OF ADDITIONAL AUTHORIZED SHARES

     Primarily, the Board believes that additional shares should be authorized because it is uncertain how many shares will be required on any additional financing, both (1) those shares sold to investors directly or subsequently issued upon the conversion or exercise of the securities which are sold to investors and (2) those used in payment of underwriter's or placement agent's fees or as finder's fees. In addition, as the Company grows, additional funding could become desirable to fund such expansion.

     The Board believes that, as a result of the Company's fourth private placement closed in February and March 2000 in which net proceeds of $8,651,825 were realized, the Company has sufficient funds to bring to market the Company's first product, i.e., its device using a person's saliva to test on-site for the presence of drugs of abuse and alcohol in such person, and to fund certain of the expenses once marketing begins. However, there can be no certainty as to what additional funds will be required to cover the Company's expenses until it achieves profitability from such operations. Management currently anticipates that the Company will not have revenues from product sales until the first quarter of 2001 at the earliest and there can be no assurance as to whether the Company will have revenues at that time or as to when the Company will achieve profitability thereafter, if at all.

     The Company has also been seeking a strategic partner, particularly for marketing assistance. Shares of the Common Stock may be required as a finder's fee for securing such a strategic partner, as indicated by the Company's terminated agreement in May 1999 with Burrill & Company ("Burrill") for Burrill to seek such a partner for the Company or its current agreement with Venture Management Group ("VMG") for VMG to seek such a partner for the Company. In addition, the strategic partner or partners could also desire a stock interest in the Company as part of the partnering arrangement or arrangements. Any payments received from a strategic partner, whether as a fee for marketing rights or otherwise, will, of course, reduce the Company's possible financing requirements described in the preceding two paragraphs.

     In addition, the Board deems it advisable for the Company to be in a position to grant stock options additional to those authorized under the 1997 Option Plan, to grant stock awards and to have a stock purchase plan as an incentive for attracting and retaining in the future qualified and competent employees by providing them with the ability to acquire a proprietary interest in the Company through ownership of the Common Stock. The Company has in the past used shares of the Common Stock as compensation for consultants performing various services and could require such usage in the future. As of the Record Date, the only such benefit plan was the 1997 Option Plan pursuant to which Options to purchase an additional 98,053 shares of the Common Stock could be issued (assuming all of the Options outstanding as of the Record Date to purchase an aggregate of 1,702,496 shares were exercised and did not terminate prior to exercise). If approved by stockholders at the Meeting, an additional 2,000,000 shares will be made available under the 2000 Option Plan.

     Although the Board has no specific company as to which its stock or assets would be acquired under consideration, the Board believes that, should an appropriate acquisition opportunity present itself in the future, the Company should have the flexibility to use shares of the Common Stock instead of, or in addition to, cash to effect such an acquisition.

     There are no proposals for use of the additional shares of the Common Stock which have been approved or which are currently under consideration by the Board of Directors. In describing the possible uses in the five preceding paragraphs of the additional shares of the Common Stock to be authorized, the Board recognizes that additional stockholders' approval may be required before certain of these uses can be implemented, even if the additional shares are made available by approval and then filing of the proposed Amendment to the Company's Restated Certificate of Incorporation. In addition, there can be no assurance that the Company will issue additional shares of the Common Stock, whether currently or to be authorized, in any of the ways described in the preceding five paragraphs except exercises under the 1997 Option Plan and, if approved, the 2000 Option Plan and with respect to exercises of Common Stock purchase warrants outstanding on the Record Date and, even then, it is pure speculation as to the number of shares that will be issued upon these exercises.

EFFECT ON STOCKHOLDERS

     Holders of the Common Stock have no preemptive, subscription or conversion rights and are entitled to dividends on a pro rata basis when and if declared by the Board of Directors. However, because of the continuing losses in the Company and its cash requirements to fund first its development program and later manufacturing and marketing of its drugs of abuse and alcohol testing product, the likelihood of dividends being paid on the Common Stock in the foreseeable future is extremely remote.

     Each holder of the Common Stock has one vote per share on all matters submitted to stockholders for a vote.

     Upon liquidation of the Company, each holder of the Common Stock is entitled to share ratably any assets available for distribution after payment of all debts and distributions, if any, in respect of the then outstanding shares or the Company's Preferred Stock, $.001 par value (the "Preferred Stock"), of which no series is currently authorized.

     Authorization of the additional shares of the Common Stock will have no effect on the rights of the existing holders of the Common Stock. Their rights will continue as described in the preceding three paragraphs, unless and until such shares are issued, in which event the only effect would be a dilution of the voting rights of existing holders as a result of the increased number of outstanding shares of the Common Stock. However, this result would occur even if Proposal Four was not adopted by the stockholders at the Meeting or, even if adopted, was not implemented because of the currently existing reserve for issuances of shares of the Common Stock (see the section "General" under this caption "Proposal Four: Authority to Increase Authorized Shares").

     Although the issuance of additional shares of the Common Stock would theoretically increase the amount necessary to pay dividends, the Board does not anticipate, because of the reasons cited in the fourth preceding paragraph, that dividends on the Common Stock will be paid in the foreseeable future.

     Authorization of a new series of the Preferred Stock could have an adverse influence on the dividend, voting and liquidation rights of the Common Stock, as did the formerly outstanding shares of the Series A Preferred Stock. Pursuant to the Restated Certificate of Incorporation, the Board of Directors of the Company is authorized, without seeking any stockholders' approval, with respect to the authorized 3,000,000 shares of the Preferred Stock, to designate a new series and to fix the powers, preferences and rights of the shares of each series and the qualifications, limitations or restrictions thereof. However, the Board has no current intention to use any of the shares of the Preferred Stock.

     The Board recognizes that, when a public company has a substantial number of authorized and unreserved shares of the Common Stock, this condition could create concern among existing stockholders that their stock interests could be substantially diluted when such additional shares are issued. Sometimes such concerns may even have a depressive effect on the market price for the Common Stock. The Board believes that the addition of 25,000,000 authorized shares should not have such an adverse effect, especially in view of certain of the intended uses of such shares. See the section "Possible Uses of Additional Authorized Shares" under this caption "Proposal Four: Authority to Increase Authorized Shares" for information as to the possible uses of the additional shares, all of which the Board believes will be beneficial to the Company and its stockholders.

     In voting on this Proposal Four, stockholders should be aware that the Board may use the additional shares to enter into a transaction which other stockholders do not believe would be in their best interests. One example of this is for the Board to authorize the issuance of shares to a third person or persons in an attempt to defeat an acquisition proposal by another party whom the Board opposes but these stockholders favor. The Board, in proposing this Amendment to the Restated Certificate of Incorporation to increase the authorized number of shares, has no such current intention.

     The number of the additional shares which may be issued and the extent of dilution of voting rights cannot be predicted because the Board does not know for what number of shares, if any, whether part or all of the outstanding Options or Common Stock purchase warrants will be exercised. In addition, the Board does not know the number of shares, whether of the Common Stock or securities convertible or exercisable into shares of the Common Stock, that may be issued in the future for the purposes described in the section "Possible Uses of Additional Authorized Shares" under this caption "Proposal Four: Authority to Increase Authorized Shares."

RECOMMENDATION

     FOR THE REASONS DESCRIBED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL FOUR TO AMEND THE RESTATED

CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF THE COMMON STOCK.

             PROPOSAL FIVE: ADOPT AND APPROVE THE 2000 OPTION PLAN

GENERAL

     The fifth item of business mentioned in the Notice of Annual Meeting is to consider and vote upon a proposal to adopt and approve the 2000 Option Plan, a copy of which is annexed hereto as Appendix C and incorporated herein by this reference. The 2000 Option Plan provides for the grant of stock options to employees (including officers), directors and consultants.

     On June 16, 2000, the Board of Directors of the Company adopted the 2000 Option Plan, subject to stockholders' approval, permitting the grant of stock options to purchase an aggregate of 2,000,000 shares of the Common Stock. The 2000 Option Plan provides for the grant of two types of stock options: (1) stock options which qualify as incentive stock options under Section 422 of the Code and (2) nonstatutory or nonqualified stock options. Employees may receive incentive stock options or nonqualified stock options, while non-employee directors, non-employee officers and consultants may only receive nonqualified stock options.

     The 1997 Option Plan, adopted by the Board of Directors of the Company on August 14, 1997, amended by the Board on August 13, 1998 and approved by the stockholders on August 13, 1998, provides for the granting of Options to purchase an aggregate of 2,000,000 shares of the Common Stock. See "Executive Compensation -- Option/SAR Grants in Last Fiscal Year" for additional information as to the 1997 Option Plan. As of the Record Date, Options granted under the 1997 Option Plan to purchase an aggregate of 199,451 shares of the Common Stock had been exercised and there were outstanding Options to purchase an aggregate of 1,702,496 shares of the Common Stock, leaving only 98,053 shares available for grant of Options under the 1997 Option Plan, assuming none of the outstanding Options terminate prior to exercise and, accordingly, the shares subject thereto become eligible for future grants.

REASONS FOR PROPOSAL TO STOCKHOLDERS

     The GCL does not require stockholders' approval of the 2000 Option Plan, but the Code requires such approval for incentive stock options. In addition, pursuant to the additional listing requirements of the AMEX, stockholder approval may also be required.

     The 2000 Option Plan is intended to provide a method whereby employees of the Company who are largely responsible for the management of the business and who are currently making and are expected to make substantial contributions to the future of the Company may be offered incentives in addition to those of current compensation and may be stimulated by personal involvement in the fortunes of the Company to continue in its service. Such method of compensation is common practice in industry. The executive and managerial personnel who will be the recipients of the stock options customarily expect to receive stock options as part of their compensation package. If a meaningful option plan were not available, the Board believes that the Company's cash expenditures for salaries and other employee benefits would be significantly higher. The Board believes that, in those instances where a consultant performs services for the Corporation, a stock option has the same potential benefits of inducement to the consultant and lowering the costs to the Company. See, however, the section "Eligible Optionees" under this caption "Proposal Five: Adopt and Approve the 2000 Option Plan" for information as to the types of consultants excluded from participation in the 2000 Option Plan.

     The Board believes that the 1997 Option Plan has achieved the objectives described in the preceding paragraph; however, as indicated in the preceding section "General" under this caption "Proposal Five: Adopt and Approve the 2000 Option Plan," there are only 98,053 shares still available under the 1997 Option Plan, an amount which the directors believe is not sufficient to facilitate the further growth of the Company. There can, of course, be no assurance that the future grant of stock options under the 2000 Stock Option Plan will induce employees to join the Company or to remain in its employ.

     Because all directors and executive officers of the Company will be eligible to receive stock options under the 2000 Option Plan, as they are under the 1997 Option Plan, each of the current directors and executive officers has an interest in Proposal Five being approved.

TERMS OF PLAN

     The 2000 Option Plan, consistent with the provisions of the Code, provides that the exercise price of an incentive stock option shall not be less than the fair market value of the Common Stock on the date of grant, except that, if the employee owns stock possessing more than 10% of the total combined voting power of all classes of stock, the exercise price of the option must be at least 110% of the fair market value of the Common Stock on the date of grant and the incentive stock option cannot be exercised after five years from the date of grant. As of the Record Date, no employee owned stock possessing more than 10% of the total voting power of all classes of stock of the Company (the Common Stock being the only class outstanding). No stock option to be granted under the 2000 Option Plan may have a term in excess of ten years. The exercise price of a nonstatutory or nonqualified option may be less than the fair market value on the date of grant. Because the Common Stock is listed on the AMEX, the closing sales price on the date of grant will generally be deemed to be the fair market value of the Common Stock and, accordingly, used as the exercise price of an option.

     The number of shares subject to an outstanding stock option and the exercise price thereof will be subject to adjustment in the event of a stock dividend, stock split, reorganization, recapitalization, combination of shares, change in corporate structure or similar events. No fractional shares will be issued upon exercise of a stock option and the Company will have no obligation to pay for such fractional share.

     Options under the 1997 Option Plan have been granted generally to become exercisable as to one-quarter of the shares subject thereto on the first anniversary of the date of grant and thereafter as to 1/36th of the balance for a period of 36 months, with any odd amount being exercisable in the 36th month. Some Options granted by the Company to executive officers and other key employees become exercisable based on certain performance standards related to corporate performance and not that of the optionee. It is expected that grants similar to those described in this paragraph will be made under the 2000 Option Plan.

     Stock options to be granted under the 2000 Option Plan will generally be non-transferable and not immediately exercisable, which provisions will be similar to those in the 1997 Option Plan.

     If the optionee's employment will terminate for any reason other than his or her death or disability, he or she may, for a period of up to three months, exercise the stock option to the extent exercisable upon the date of termination. If the optionee's employment will terminate because of his or her total and permanent disability (as defined in the Code), the optionee will have 12 months to exercise the stock option to the extent exercisable upon the date of termination. In the event of other disability causing termination, the optionee may have six (three months in the event the optionee wants continuous treatment of the stock option as an incentive stock option) to exercise the stock option to the extent exercisable upon the date of termination. If the optionee dies, his estate may exercise the stock option to the extent exercisable upon the date of death of the optionee, whether it occurred during the initial term or during the three, six or 12-month periods described in the three preceding sentences. In no event may a stock option be exercised beyond its original expiration date. Similar provisions will be applicable to optionees who are not employees. These provisions of the 2000 Option Plan are substantially similar to those in the 1997 Option Plan.

ELIGIBLE OPTIONEES

     As of the Record Date, there were      employees and five directors (one of
whom is also an employee) who were eligible to receive stock options under the 2000 Option Plan and, as the Company grows, these numbers will increase.

     The Board is currently unable to determine how many shares of the Common Stock the Compensation Committee may make subject to stock options to be granted under the 2000 Option Plan to (1) the Chief Executive Officer of the Company,
(2) the other executive officer whose compensation is reported in the Summary Compensation Table under the caption "Executive Compensation," (3) all current executive officers as a group, (4) all current directors who are not executive officers as a group, and (5) all employees (including all current officers who are not executive officers) as a group. See, however, "Executive
Compensation -- Compensation of Directors" for information as to possible grants to directors who are not executive officers or consultants to the Company.

     During fiscal 2000, Options pursuant to the 1997 Stock Option Plan were granted as follows (net of terminations):

                                                                DOLLAR      NUMBER
                     NAME AND POSITION                         VALUE(1)    OF SHARES
                     -----------------                        ----------   ---------
Linda H. Masterson,
  Chief Executive Officer...................................  $  200,400    120,000
Thomas J. Foley,
  Senior Vice President, Research and Development...........  $  100,200     60,000
All current executive officers as a group...................  $1,128,500    490,000
All current directors who are not executive officers as a
  group.....................................................  $   54,300     30,000
All employees, including officers who are not executive
  officers, as a group......................................  $1,020,950    353,000

---------------
(1) The dollar values have been computed on the basis of the exercise prices of the Options, each of which exercise prices was the respective fair market value of the Common Stock on the respective date of grant.

     For a consultant to be eligible to receive a grant of a stock option under the 2000 Option Plan, the optionee must be a natural person and the services rendered for the Company must be of a bona fide nature and not in connection with the offer or sale of securities of the Company in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Board cannot currently determine how many shares of the Common Stock may be made subject to grants of stock options to consultants. To date the only Options to have been granted to consultants pursuant to the 1997 Option Plan were Options to purchase an aggregate of 30,000 shares of the Common Stock to the three members of the Company's Scientific Advisory Board. The Company intends to grant an Option (if under the 1997 Option
Plan) or a stock option (if under the 2000 Option Plan) to purchase 10,000 shares of the Common Stock to each future member of the Scientific Advisory Board.

MARKET PRICE

     The closing sales price of the Common Stock on July 21, 2000 as reported by
the AMEX was $     per share.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS

     The discussion of Federal tax consequences which follows is based upon an analysis by Messrs. Wachtel & Masyr, LLP, counsel to the Company, of the current provisions of the Code and the regulations promulgated thereunder.

  1. Non-incentive or nonqualified stock options

     No income will be recognized by an optionee upon the grant of an option which is not an incentive stock option and which is not transferable nor exercisable immediately in full by the optionee. As indicated in the section "Terms of Plan" under this caption "Proposal Five: Adopt and Approve 2000 Option Plan," the stock options to be granted as nonqualified stock options under the 2000 Option Plan will generally meet this requirement of the Code.

     Upon exercise of such a non-incentive stock option, the optionee will recognize income equal to the excess of the fair market value of the shares being acquired at the time the option is exercised over the exercise price of such option. If the optionee is an employee, this excess will also constitute wages subject to the withholding of income tax. An optionee's basis for the shares acquired upon the exercise of a non-incentive stock option will be equal to the fair market value of such shares on the date of exercise.

     The gain or loss upon the subsequent disposition of the shares acquired upon the exercise of a non-incentive stock option will be the difference between the basis for such shares and the amount realized upon the sale thereof, and will be capital gain or loss. Under the Code, the maximum capital gains rate is currently 20% for shares held more than 12 months. If the shares are qualified small business stock as defined in the Code and are held for more than five years, 50% of the gain realized on the disposition of such stock may be excluded for income tax purposes; however, in such event, the gain not excluded is taxed at the rate of 28%.

     At the time an optionee exercises a non-incentive stock option, the Company will be entitled to a deduction in an amount equal to the amount required to be reported by such optionee as ordinary income.

     In the event a non-incentive stock option is exercised by a director or officer who is subject to the so-called "short swing" profits provisions of
Section 16(b) of the Exchange Act, such shares will be treated as being subject to a substantial risk of forfeiture and not transferable within the meaning of
Section 83(a) of the Code for the six-month period during which Section 16(b) applies. Thus, the optionee will include in income and the Company may deduct at the time the restriction lapses, rather than at the time the option was exercised, the difference between the fair market value of the shares at the time of lapse and the exercise price of the shares, and the optionee's holding period will begin at that time. However, the optionee may elect, under the provisions of Section 83(b) of the Code, within 30 days after the transfer of the shares to the optionee, to treat the shares acquired upon such exercise as not being subject to a substantial risk of forfeiture, in which event the tax effects are as set forth in the preceding paragraphs. In addition, because the grant, not the exercise, of a stock option under the 2000 Option Plan is generally the "purchase" for the purpose of determining liability under Section 16(b) of the Exchange Act for "short swing profits" and because the stock options to be granted under the 2000 Option Plan will generally not be exercisable for at least a one-year period subsequent to the date of grant, a director or officer will generally not be taking his or her shares upon exercise of a stock option subject to a substantial risk of forfeiture because of Section 16(b) of the Exchange Act and, accordingly, the tax consequences described in this paragraph will not generally be applicable to his or her exercise. This has been the experience with respect to grants under the 1997 Option Plan.

  2. Incentive Stock Options

     If an optionee exercises an incentive stock option and does not dispose of the shares until more than one year after the issuance of the shares to him or her and two years after the grant of such option, then,

          (a) no income will be realized by the optionee upon either the grant of the incentive stock option or upon his or her purchase of the shares at the time of the exercise of such option;

          (b) the difference between the option price and the fair market value of the shares at the time of exercise of such option will be an adjustment for the purpose of computing the alternative minimum tax for the year in which the option is exercised; and

          (c) when the shares are sold by the optionee, any amount realized in excess of the option price will be treated as capital gain and any loss will be treated as a capital loss and, if the shares are qualified small business stock as defined in the Code, 42% of the amount excluded from income for regular tax purposes will constitute an item of tax preference for the purpose of computing the alternative minimum tax.

     On the other hand, if the shares acquired upon exercise of an incentive stock option are disposed of within one year of issuance or less than two years after the grant of such option (a disqualifying disposition), the lesser of the difference between the option price and the fair market value of the shares at the time of exercise of such option and the excess (if any) of the amount realized on such disposition over the adjusted basis of such shares (generally cost) will be reported by the optionee as ordinary income in the year of disposition. Any additional gain will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss.

     To the extent that an optionee exercises an incentive stock option and does not make a disqualifying disposition, the Company will not be entitled to a deduction for Federal income tax purposes at any time in respect of shares so acquired and disposed of. However, if a disqualifying disposition is made, the Company will be entitled to a deduction equal to the amount required to be reported by the optionee as ordinary income and the Company will be required to make whatever arrangements are necessary to insure that the amount of tax required to be withheld is available for payment in money.

     To the extent that the aggregate fair market value of the Common Stock with respect to which incentive stock options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company) exceeds $100,000, such options shall be treated as options which are not incentive stock options. Under this provision of the Code, the options are taken into account in the order in which they were granted and the fair market value is determined as of the time the option with respect to such shares was granted.

     In the event an officer or director who is subject to the so-called "short swing" profits provisions of Section 16(b) of the Exchange Act on the date of exercise makes a disqualifying disposition of shares acquired pursuant to an incentive stock option, the amount of ordinary income recognized by such officer or director will be based on the fair market value of the shares on the date the restrictions lapse (or, if less, on the date of disposition) and not on the date of exercise (or the date of disposition, as the case may be). The employee's holding period will be determined by reference to the date on which the Section 16(b) restrictions lapse. An optionee may utilize an election, similar to that available with respect to non-incentive stock options, pursuant to Section 83(b) of the Code to have the value on the date of exercise apply. In addition, because the grant, not the exercise, of a stock option under the 2000 Option Plan will generally be the "purchase" for the purpose of determining liability under Section 16(b) of the Exchange Act for "short swing profits" and because the stock options to be granted under the 2000 Option Plan will generally not be exercisable for at least a one-year period subsequent to the date of grant, a director or officer will generally not be taking his or her shares upon exercise of a stock option subject to a substantial risk of forfeiture pursuant to
Section 16(b) of the Exchange Act, and accordingly, the tax consequences described in this paragraph will not generally be applicable to his or her exercise. This has been the experience with respect to grants under the 1997 Option Plan.

RECOMMENDATION

     FOR THE REASONS DESCRIBED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL FIVE TO ADOPT AND APPROVE THE 2000 OPTION PLAN.

                              FINANCIAL STATEMENTS

     The following financial statements and management's discussion and analysis, all of which appear in the 2000 Annual Report to Stockholders which accompanies this Proxy Statement, are incorporated herein by this reference.

                                                                     PAGE
                                                                    IN 2000
                                                                    ANNUAL
ITEM                                                                REPORT
----                                                                -------
 1.   Report of Ernst & Young LLP.................................      F-1
 2.   Report of Wolinetz, Gottlieb & Lafazan, P.C. ...............      F-2
 3.   Balance Sheet at March 31, 2000.............................      F-3
 4.   Statements of Operations for the Years Ended March 31, 2000
      and 1999 and for the Period from October 8, 1992 (Inception)
      to March 31, 2000...........................................      F-4
 5.   Statements of Stockholders' Equity for the Period October 8,
      1992 (Inception) to
      March 31, 2000..............................................      F-5
 6.   Statements of Cash Flows for the Years Ended March 31, 2000
      and 1999 and for the Period from October 8, 1992 (inception)
      to March 31, 2000...........................................      F-6
 7.   Notes to Financial Statements...............................      F-8
 8.   Management's Discussion and Analysis of Financial Condition
      and Results of Operations...................................

                    OTHER MATTERS COMING BEFORE THE MEETING

     As of the date of this Proxy Statement, the Board of Directors does not know of any matters to be presented to the Meeting other than the five proposals set forth in the attached Notice of Annual Meeting. If any other matters properly come before the Meeting, it is intended that the holder of the management proxies will vote thereon in their discretion.

                                 MISCELLANEOUS

     The solicitation of proxies on the enclosed form of proxy is made by and on behalf of the Board of Directors of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by the officers or directors of the Company.

     Stockholders' proposals for inclusion in the Company's proxy statement for the Annual Meeting of Stockholders in 2001 must be received no later than March 26, 2001. If a stockholder intends to submit a proposal for consideration at the Annual Meeting in 2001 by means other than the inclusion of the proposal in the Company's proxy statement for such Meeting, the stockholder must notify the Company on or before June 18, 2001 of such intention or risk management exercising discretionary voting authority with respect to the management proxies to defeat such proposal when and if presented at the Meeting.

     A copy of the Annual Report to Stockholders is being mailed to all stockholders as of the Record Date with this Proxy Statement. A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 2000, including financial statements (there are no schedules), may be obtained by written or oral request to Michele A. Clark, the Controller and the Chief Accounting Officer of the Company, at the following address: 1205 South Dupont Street,, Ontario, CA 91761, or telephone number: (909) 466-8047, extension 252. A reasonable fee for duplicating and mailing will be charged if a copy of any exhibit is requested.

                                          By Order of the Board of Directors

                                          [Robert W. Berend signature]

                                          Robert W. Berend
                                          Secretary

July 26, 2000

                                                                      APPENDIX A

      PROPOSED AMENDMENTS TO ARTICLE SEVENTH OF RESTATED CERTIFICATION OF
                        INCORPORATION OF LIFEPOINT, INC.

1. Paragraph 1 of Article SEVENTH currently reads:

     "1. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors which the Corporation would have if there were no vacancies. No election of directors need be by written ballot."

2. Paragraph 1 of Article SEVENTH as proposed to be amended (changes are underlined):

     "1. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be not less than three (3) nor more than nine (9). The exact number of directors shall be determined from time to time by a majority of the whole Board and such number shall be five (5) until otherwise determined by a resolution adopted by the majority of the whole Board. In the event that the number of directors is increased by such a resolution of the whole Board, the vacancy or vacancies so resulting shall be filled by a vote of a majority of the directors then in office. No decrease in the number of directors shall shorten the term of any incumbent director. The phrase "whole Board" and the phrase "total number of directors shall be deemed to have the same meaning, to wit, the total number of directors which the Corporation would have if there were no vacancies. No election of directors need be by written ballot."

3. Paragraph 4 as proposed to be added to Article SEVENTH:

     "4. The Board of Directors shall be divided into three (3) classes as nearly equal in number as possible, with the term of office of Class A expiring at the annual meeting of stockholders in 2001, of Class B expiring at the annual meeting of stockholders in 2002, and of Class C expiring at the annual meeting of stockholders in 2003. At each annual meeting of stockholders beginning with the annual meeting of stockholders held in 2001, directors chosen to succeed those whose terms then expire shall be elected for a term of office expiring at the third succeeding annual meeting of stockholders after their election. When the number of directors is changed, any newly created directorships or any decreases in directorships shall be so apportioned among the classes as to make all classes as nearly equal in numbers as possible. When the number of directors is increased by the Board of Directors and the resultant vacancies are filled by the Board of Directors, such additional directors shall serve only until the next annual meeting of stockholders, at which time they shall be subject to election and classification by the stockholders. In the event that any director is elected by the Board to fill a vacancy, which occurs as a result of the death, resignation or removal of another director, such director will hold office until the annual meeting of stockholders at which the director who died, resigned or was removed would have been required, in the regular order of business, to stand for re-election, even though such term may thereby extend beyond the next annual meeting of stockholders. Each director who is elected as provided in this paragraph 4 of Article SEVENTH shall serve until his or her successor is duly elected and qualifies."

           PROPOSED AMENDMENT TO ARTICLE II, SECTION 2 OF THE BY-LAWS

1. Section 2 of Article II currently reads:

     "The number of directors of the Corporation shall be four (4) but, by vote of a majority of the entire Board of Directors or amendment of these By-Laws, the number thereof may be increased or decreased as may be so provided, subject to the provisions of Section 11 of this
     Article II. All of the directors shall be of full age. Directors need not to be stockholders. Except as, otherwise provided by statute or these By-Laws, the directors shall be elected at the annual meeting of the stockholders for the election of directors at which a quorum is present, and the persons receiving a plurality of the votes cast at such election shall be elected. Each director shall hold office until the next annual meeting of stockholders and until his or her successor shall have been duly elected and qualified or until his or her death, or until he or she shall have resigned, or have been removed, as hereinafter provided in these By-Laws, or as otherwise provided by statute or the Certificate of Incorporation."

2. Section 2 of Article II as proposed to become effective (changes are underlined) if Proposal One to Amend the Restated Certificate of Incorporation is adopted:

     "The number of directors of the Corporation shall be as set forth in the Certificate of Incorporation. All of the directors shall be of full age. Directors need not be stockholders. Except as otherwise provided by statute, these By-Laws or the Certificate of Incorporation, the directors shall be elected at the annual meeting of the stockholders for the election of directors at which a quorum is present, and the persons receiving a plurality of the votes cast at such election shall be elected. Each director shall hold office until his or her successor shall have been duly elected and qualified or until his or her death, or until he or she shall have resigned, or have been removed, as hereinafter provided in these By-Laws, or as otherwise provided by statute or the Certificate of Incorporation."

                                                                      APPENDIX B

                                LIFEPOINT, INC.

                            AUDIT COMMITTEE CHARTER

                                  ORGANIZATION

     This Charter governs the operations of the Audit Committee (the "Committee") of LifePoint, Inc. (the "Company"). The Committee shall review and reassess the Charter at least annually and obtain the approval of the Board of Directors (the "Board"). The Committee shall be appointed by the Board and shall consist of at least three directors appointed annually and serving at the pleasure of the Board, each of whom are independent of management and the Company. For the meetings of the Committee two members (a majority if there are more than three members of the Committee) of the Committee shall constitute a quorum. No action may be taken except by the affirmative vote of at least two members (a majority if there are more than three members of the Committee) of the Committee. In the absence or disqualification of a member of the Committee, the member or members present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member, provided that a majority of the persons acting at the meeting is independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. So long as the Company's Common Stock is listed on the American Stock Exchange LLC, or if in the future the Common Stock shall be traded on The Nasdaq Stock Market, Inc., the Board shall interpret "independence" as defined in the rules of the National Association of Securities Dealers, Inc. (the "NASD"). If the Common Stock should instead ever be listed on the New York Stock Exchange, Inc., the Board shall interpret "independence" as defined by such Exchange or, if appropriate, continue to use the definition in the NASD rules. All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member shall have accounting or related financial management expertise.

                              STATEMENT OF POLICY

     The Committee shall provide assistance to the Board in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function (when established), the annual independent audit of the Company's financial statements and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors, the internal auditors (when engaged) and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, including outside counsel to the Company, or other experts for this purpose.

                         RESPONSIBILITIES AND PROCESSES

     The Committee shall be established for the purpose of (1) ensuring direct communication among the internal accounting and financial staff and the independent auditors of the Corporation and the Board; (2) assuring the internal accounting and financial staff and independent auditors the freedom, cooperation and opportunity necessary to accomplish their functions and (3) ensuring appropriate actions on the recommendations of the independent auditors and the internal accounting and financial staff. The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

     The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

     - The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee as representatives of the Company's stockholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, to replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to stockholders' approval.

     - The Committee shall approve the scope of the annual audit by the independent auditor and authorize any supplementary reviews, investigations or audits as it shall deem advisable. Also the Committee shall discuss with management, the internal auditors (when engaged) and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors (when engaged) and the independent auditors, with and without management present, to discuss the results of their examinations.

     - The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chairperson of the Committee may represent the entire Committee for the purposes of this review.

     - The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the discourses in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

     - The Committee shall review the independent auditors' management letters with the auditors and with the corporate staff and engage in the appropriate follow-up of a recommendation in any such management letter.

     - The Committee shall determine the appropriate actions that should be taken regarding all irregularities uncovered.

     - The Committee shall report to the Board on the activities and findings of the Committee and, where appropriate, make recommendations to the Board based on these findings.

                                                                      APPENDIX C

                              LIFEPOINT, INC. 2000

                               STOCK OPTION PLAN

SECTION 1. PURPOSE OF THE PLAN. The purpose of this 2000 Stock Option Plan (the "Plan") is to promote the growth and general prosperity of LifePoint, Inc., a Delaware corporation (the "Company"), by permitting the Company to grant options to purchase shares of the Company's Common Stock, $.001 par value (the "Common Stock"), to directors, officers, employees and consultants of the Company and, when and if incorporated, subsidiaries thereof. The Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and, if incorporated, its subsidiaries and to provide directors, officers, employees and consultants with an additional incentive to contribute to the success of the Company and, if incorporated, its subsidiaries.

SECTION 2. DEFINITIONS. In addition to the definitions used in Section 1 hereof, as used herein, the following definitions shall apply:

     (a) "Administrator" means the Board, its Compensation Committee or any other Committee appointed to act in lieu of the Compensation Committee pursuant to Section 4 of the Plan.

     (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under applicable United States state corporate laws, United States federal and applicable state securities laws, the Code, any Stock Exchange or Nasdaq rules or regulations and the applicable laws of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in effect from time to time.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Code" means the Internal Revenue Code of 1986, as amended.

     (e) "Committee" means the Compensation Committee appointed by the Board or any other Committee appointed by the Board to act in lieu of the Compensation Committee in accordance with Section 4(a) of the Plan.

     (f) "Consultant" means any person, including an advisor, who is engaged by the Company or any Subsidiary to render services in a capacity other than as an Employee and is compensated for such services and any director or officer of the Company, whether compensated for such services or not, who is not an Employee.

     (g) "Continuous Status as an Employee or Consultant" means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to any Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

     (h) "Employee" means any person, including officers and directors, employed by the Company or any Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment by the Company of a director's fee to a director shall not be sufficient to constitute "employment" of such director by the Company.

     (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (j) "Fair Market Value" means, as of any date, the fair market value of the Common Stock determined as follows:

          (i) If the Common Stock is listed on any established Stock Exchange or traded on the Nasdaq System (whether its National Market System or its SmallCap Market), its Fair Market Value shall be the closing sales price for the Common Stock (or the closing bid price, if no sales were reported) as quoted on such Exchange or the Nasdaq System, or, if traded on more than one Exchange, the Exchange with the greatest volume of trading in the Common Stock on the date of determination or, if such date is not a market trading day, on the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (ii) If the Common Stock is quoted on the NASD's OTC Bulletin Board or regularly quoted by a recognized securities dealer, but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination or, if such date is not a market trading day, on the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

     (k) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, or any successor provision, as designated in the applicable written Option Agreement.

     (l) "Nasdaq" means The Nasdaq Stock Market, Inc.

     (m) "NASD" means the National Association of Securities Dealers, Inc.

     (n) "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option as designated in the applicable written Option Agreement.

     (o) "Option" means a stock option granted pursuant to the Plan.

     (p) "Option Agreement" means a written agreement between an Optionee and the Company reflecting the terms of an Option granted under the Plan and includes any documents attached to such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

     (q) "Optioned Stock" means the Common Stock subject to an Option.

     (r) "Optionee" means an Employee or Consultant who is granted an Option.

     (s) "Reporting Person" means an officer, director, or greater than 10% stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, or any successor provision, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

     (t) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

     (u) "Securities Act" means the Securities Act of 1933, as amended.

     (v) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

     (w) "Stock Exchange" means any national securities exchange on which prices for the Common Stock are quoted at any given time.

     (x) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

SECTION 3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 2,000,000 shares of the Common Stock. The Shares may be authorized, but unissued, or reacquired shares of the Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares which are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available for future grant under the Plan.

SECTION 4  ADMINISTRATION OF THE PLAN.

     (a) PLAN PROCEDURE.

          (i) MULTIPLE ADMINISTRATION BODIES. If permitted by Rule 16b-3, grants under the Plan may be made by different bodies with respect to directors, non-director officers and Employees or Consultants who are not Reporting Persons.

          (ii) ADMINISTRATION WITH RESPECT TO REPORTING PERSONS. With respect to grants of Options to Employees or Consultants who are Reporting Persons, such grants shall be made by (A) the Board if the Board may make grants to Reporting Persons under the Plan in compliance with Rule 16b-3, or (B) the Compensation Committee designated by the Board unless the Board designates another Committee to make grants to Reporting Persons under the Plan, which Compensation Committee or other Committee shall be constituted in such a manner as to permit grants under the Plan to comply with Rule 16b-3. Once appointed, either such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of either such Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of either such Committee and thereafter directly make grants to Reporting Persons under the Plan, all to the extent permitted by Rule 16b-3.

          (iii) ADMINISTRATION WITH RESPECT TO OTHER CONSULTANTS AND OTHER EMPLOYEES. With respect to grants of Options to Employees or Consultants who are not Reporting Persons, the Plan shall be administered by (A) the Board or (B) the Compensation Committee designated by the Board unless the Board designates another Committee, which Compensation Committee or other Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, either such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of either such Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of either such Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

     (c) POWER OF THE ADMINISTRATOR. Subject to the provisions of the Plan, Applicable Laws and in, the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange or Nasdaq, the Administrator shall have the authority, in its discretion:

          (i) to determine the Fair Market Value of the Common Stock in accordance with Section 2(j) of the Plan;

          (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

          (iii) to determine whether and to what extent Options are granted hereunder;

          (iv) to determine the number of shares of the Common Stock to be covered by each such Option granted hereunder;

          (v) to approve forms of agreement for use under the Plan;

          (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder;

          (vii) to determine the consideration to be paid upon exercise of an Option consistent with Section 8(b) hereof;

          (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

          (ix) to construe and interpret the terms of the Plan and Options granted pursuant to the Plan; and

          (x) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

     (d) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders of Options.

SECTION 5.  ELIGIBILITY.

     (a) RECIPIENTS OF GRANTS. Nonqualified Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

     (b) TYPE OF OPTION. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options with respect to the excess Shares. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

     (c) NO EFFECT ON EMPLOYMENT OR CONSULTING RIGHTS. The Plan shall not confer upon the holder of any Option any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such holder's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     (d) CONSULTANT ELIGIBILITY. To be eligible to receive an Option under the Plan, a Consultant other than a director or officer must be a natural person and must provide bona fide services to the Company or a Subsidiary which are not in connection with the offer or sale of securities of the Company in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

SECTION 6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten years unless sooner terminated under
Section 14 of the Plan.

SECTION 7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

SECTION 8.  OPTION EXERCISE PRICE AND CONSIDERATION.

     (a) PER SHARE EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the applicable Option Agreement, but shall be subject to the following:

          (i) In the case of an Incentive Stock Option that is:

             (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

             (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (ii) In the case of a Nonqualified Stock Option, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by Applicable Laws and, if not so required, shall be such price as is determined by the Administrator.

     (b) CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator. The consideration may consist entirely of (i) cash, (ii) check, (iii) promissory note (subject to the provisions of Applicable
Laws), (iv) other Shares that (A), in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (v) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (vi) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (vii) any combination of the foregoing methods of payment, or
(viii) such other consideration and method of payment for the issuance of Shares to the extent permitted under the Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

SECTION 9.  EXERCISE OF OPTION.

     (a) PROCEDURE FOR EXERCISE. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and reflected in the Option Agreement, which may include vesting requirements and/or performance criteria with respect to the Company and/or the Optionee.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) FRACTIONAL SHARES. An Option may not be exercised for a fraction of a Share. Any fraction of a Share shall be cancelled.

     (c) RIGHTS AS STOCKHOLDERS. Until the issuance (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Company) of the stock certificate evidencing the Shares issuable upon exercise of an Option, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the shares subject to the Option notwithstanding the exercise of the Option. The Company shall cause to be issued such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

     (d) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP.  Subject to
Section 9(e) below, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company, such Optionee may, but only within three months (or such other period of time not less than 30 days as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall be deemed to occur and this Section 9(d) shall not apply if
(i) the Optionee is a Consultant who becomes an Employee, or (ii) the Optionee is an Employee who becomes a Consultant.

     (e) DISABILITY OF OPTIONEE.

          (i) Notwithstanding Section 9(d) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), such Optionee may, but only within 12 months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (ii) In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in Section 22(e)(3) of the Code), such Optionee may, but only within six months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, to the extent that such Optionee fails to exercise an Option which is an Incentive Stock Option (within the meaning of Section 422 of the Code) within three months of the date of such termination, the Option will not qualify for Incentive Stock Option treatment under the Code. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within six months or three months, as the case may be, from the date of termination, the Option shall terminate.

     (f) DEATH OF OPTIONEE. In the event of the death of an Optionee during the period of Continuous Status as an Employee or Consultant since the date of grant of the Option, or within 30 days following termination of the Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within 12 months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by such Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date of termination of the Optionee's Continuous Status as an Employee or Consultant. To the extent that the Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (g) Anything in subsections (d), (e) and (f) of this Section 9 notwithstanding and always subject to Applicable Laws, particularly the Code in the case of an Incentive Stock Option, the Administrator may provide in the Option Agreement for a different date of termination (but in no event later than the expiration date of the term of the Option) and may provide for termination in the event of certain events which the Administrator shall define as Cause or as shall be so defined in any employment or consulting agreement between the Company and the Optionee.

     (h) RULE 16b-3. Options granted to Reporting Persons shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

SECTION 10. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this Section 10. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash or check payment, (b) out of the Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i), in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to or more than the Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. For this purpose, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     Any surrender by a Reporting Person of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3.

     All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a) the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

          (c) all elections shall be subject to the consent or disapproval of the Administrator.

SECTION 11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR CERTAIN OTHER TRANSACTIONS.

     (a) CHANGE IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of the Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least 15 days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

     (c) MERGER OR SALE OF ASSETS. In the event of a proposed sale of all or substantially all of the Company's assets or a merger of the Company with or into another corporation where the successor corporation issues its securities to the Company's stockholders, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the Option or to substitute an equivalent option, in which case such Option shall terminate upon the consummation of the merger or sale of assets.

     (d) CERTAIN DISTRIBUTIONS. In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

SECTION 12. NON-TRANSFERABILITY OF OPTIONS. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.

SECTION 13. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator; provided, however, that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

SECTION 14.  AMENDMENT AND TERMINATION OF THE PLAN.

     (a) AUTHORITY TO AMEND OR TERMINATE. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any Stock Exchange or Nasdaq), the Company shall obtain stockholders' approval of any Plan amendment in such a manner and to such a degree as required.

     (b) EFFECT OF AMENDMENT OR TERMINATION. No amendment or termination of the Plan shall adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

SECTION 15. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated under the Securities Act or the Exchange Act, and the requirements of any Stock Exchange or Nasdaq.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

SECTION 16. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

SECTION 17. OPTION AGREEMENTS. Options shall be evidenced by written Option Agreements in such form(s) as the Administrator shall approve from time to time.

SECTION 18. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company within 12 months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any Stock Exchange upon which the Common Stock is listed or Nasdaq if the Common Stock is traded therein. All Options issued under the Plan shall become void in the event such approval is not obtained.

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                               TABLE OF CONTENTS

                                       PAGE
                                       ----
Notice of the Annual Meeting
  Stockholders.......................  N/A
Proxy Statement:
Voting Securities....................    1
Proposal One: Authority to Classify
  Board and Fix Number of
  Directors..........................    2
Proposal Two: Election of
  Directors..........................    5
Management...........................    9
Executive Compensation...............   15
Security Ownership of Certain
  Beneficial Holders and
  Management.........................   19
Proposal Three: Appointment of
  Independent Auditors...............   21
Proposal Four: Authority to Increase
  Authorized Shares..................   21
Proposal Five: Adopt and Approve the
  2000 Option Plan...................   24
Financial Statements.................   29
Other Matters Coming Before
  Meeting............................   29
Miscellaneous........................   29
Appendix A -- Proposed Amendments To
  Article SEVENTH of Restated
  Certificate of Incorporation.......  A-1
Appendix B -- Audit Committee
  Charter............................  B-1
Appendix C -- 2000 Stock Option
  Plan...............................  C-1

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                                LIFEPOINT, INC.
                            NOTICE OF ANNUAL MEETING
                              OF STOCKHOLDERS AND
                                PROXY STATEMENT
                                 JULY 26, 2000
------------------------------------------------------
------------------------------------------------------

                               LIFEPOINT, INC.
                   1205 SOUTH DUPONT STREET, ONTARIO, CA 91764
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Linda H. Masterson and Robert W. Berend as Proxies, each with the power to appoint her or his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of the Common Stock of LifePoint, Inc. (the "Company") held of record by the undersigned on July 19, 2000 at the Annual Meeting of Stockholders to be held on August 25, 2000 or at any adjournment thereof.

       1. Proposal to Classify Board and Fix Number of Directors

              [ ] FOR  [ ] AGAINST [ ] ABSTAIN

       2  Election of Peter S. Gold (Class A), Paul Sandler
          (Class B), Stanley Yakatan (Class B), Charles J.
          Casamento (Class C) and Linda H. Masterson (Class C) as
          Directors of the Company.

       [ ]  FOR all nominees listed above.

       FOR all nominees listed above EXCEPT: ______________________________

       (INSTRUCTION: To withhold authority to vote on any individual nominee(s), write his/her name(s) in the space above.)

       [ ]  WITHHOLD AUTHORITY to vote for all the nominees listed above.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                                                            -----------
                                                            SEE REVERSE
                                                                SIDE
                                                            -----------

                                         FOR         AGAINST        ABSTAIN
3. Proposal to Ratify the Appointment    [ ]           [ ]            [ ]
   of Ernst & Young LLP as
   Independent Auditors of the Company.
4. Proposal to Authorize an Increase
   in Authorized Shares.                 [ ]           [ ]            [ ]
5. Proposal to Adopt and Approve
   2000 Option Plan.                     [ ]           [ ]            [ ]
6. To transact such other business
   as may come before the Annual
   Meeting or any adjournment thereof.   [ ]           [ ]            [ ]

                                 MARK HERE FOR
                               ADDRESS CHANGE AND      [ ]
                                 NOTE AT LEFT

  This proxy, when executed, will be voted in the manner directed by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, AND 5.

  PLEASE MARK, SIGN, DATE, AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE

  I (we) shall attend the Annual Meeting in person      _____ Yes       _____ No

  Please sign exactly as your name appears to the left. When shares are held by joint tenants, please both sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in full partnership name by a duly authorized person.

Signature:___________________________________________Date:____________

Signature:___________________________________________Date:______________